                                                                 Exhibit 20

Bank of New York                         Determination Date:           04-Oct-00
Manufactured Housing Contracts           Remittance Date:              10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:         25-Sep-00
                                         Lock-Out Date:                   Mar-05

Information for Clauses (a) through (s), Section 7.01 -     GROUP I
                                                                           Class I A-1       Class I A-2      Class I A-3
 (a)   Class I A and Class I B Distribution Amounts                        1,997,503.53        208,450.00       208,533.33

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                           360,079.59
       (b) Partial Prepayments Received                                      127,357.75
       (c) Principal Payments in Full (Scheduled Balance)                  1,247,499.56
       (d) Liquidated Contract Scheduled Balance                                   0.00
       (e) Section 3.05 Purchase Scheduled Balance                                 0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                  0.00

                                                                          -------------     -------------    -------------
 Total Principal Distribution                                              1,734,936.90              0.00             0.00

 (c)   Interest Distribution                                                 262,566.63        208,450.00       208,533.33
       Unpaid Interest Shortfall                                                   0.00              0.00             0.00
                                                                          -------------     -------------    -------------
 Total Interest Distribution                                                 262,566.63        208,450.00       208,533.33


 (d)   Beginning Class I A and Class I B Principal Balance                42,435,010.41     33,000,000.00    32,000,000.00
       Less: Principal Distribution                                        1,734,936.90              0.00             0.00
                                                                          -------------     -------------    -------------
       Remaining Class A and Class B Principal Balance                    40,700,073.51     33,000,000.00    32,000,000.00


 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                 178,305.22         (h)          Pool Factor
       Section 8.06 Reimbursement Amount                                           0.00       Class I A-1       0.75370507
       Section 6.02 Reimbursement Amount                                      16,588.63       Class I A-2       1.00000000
       Reimburseable Fees                                                          0.00       Class I A-3       1.00000000
                                                                          -------------       Class I A-4       1.00000000
 Total Fees Due Servicer                                                     194,893.85       Class I A-5       1.00000000
                                                                                              Class I M-1       1.00000000
                                                                                              Class I B-1       1.00000000
                                                                                              Class I B-2       1.00000000




Information for Clauses (a) through (s), Section 7.01 -     GROUP I
                                                                            Class I A-4      Class I A-5      Class I M-1
 (a)   Class I A and Class I B Distribution Amounts                          180,240.41        62,398.10        52,601.54

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

                                                                          -------------     ------------     ------------
 Total Principal Distribution                                                      0.00             0.00             0.00

 (c)   Interest Distribution                                                 180,240.41        62,398.10        52,601.54
       Unpaid Interest Shortfall                                                   0.00             0.00             0.00
                                                                          -------------     ------------     ------------
 Total Interest Distribution                                                 180,240.41        62,398.10        52,601.54


 (d)   Beginning Class I A and Class I B Principal Balance                27,189,000.00     9,137,000.00     7,310,000.00
       Less: Principal Distribution                                                0.00             0.00             0.00
                                                                          -------------     ------------     ------------
       Remaining Class A and Class B Principal Balance                    27,189,000.00     9,137,000.00     7,310,000.00


 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                            Original Balance             Rate
       Section 8.06 Reimbursement Amount                                                   54,000,000.00          6.7500%
       Section 6.02 Reimbursement Amount                                                   33,000,000.00          7.5800%
       Reimburseable Fees                                                                  32,000,000.00          7.8200%
                                                                                           27,189,000.00          7.9550%
 Total Fees Due Servicer                                                                    9,137,000.00          8.1950%
                                                                                            7,310,000.00          8.6350%
                                                                                            7,310,000.00          9.2500%
                                                                                           12,792,000.00          9.2500%




Information for Clauses (a) through (s), Section 7.01 -     GROUP I
                                                                             Class I B-1      Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                             56,347.92       98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

                                                                             ------------
 Total Principal Distribution                                                        0.00            0.00

 (c)   Interest Distribution                                                    56,347.92       98,605.00
       Unpaid Interest Shortfall                                                     0.00            0.00
                                                                             ------------
 Total Interest Distribution                                                    56,347.92       98,605.00


 (d)   Beginning Class I A and Class I B Principal Balance                   7,310,000.00   12,792,000.00
       Less: Principal Distribution                                                  0.00            0.00
                                                                             ------------
       Remaining Class A and Class B Principal Balance                       7,310,000.00   12,792,000.00


 (e)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                         6.62000%   Libor
       Section 6.02 Reimbursement Amount                                            0.13%   Spread
       Reimburseable Fees

 Total Fees Due Servicer






Information for Clauses (a) through (s), Section 7.01 -     GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                     1,263,750.26
 (c)   Interest Distribution                                         1,129,742.93
       Unpaid Interest Shortfall
 Total Interest Distribution
                                                                                            When
 (d)   Beginning Class I A and Class I B Principal Balance                                   169,438,073.51
       Less: Principal Distribution                                  1,734,936.90            is less than
                                                                                             182,738,000.00
       Remaining Class A and Class B Principal Balance                                                 0.10
                                                                                              18,273,800.00
 (e)   Fees Due Servicer                                                                      We can prepay
       Monthly Servicing Fee                                                        Rate
       Section 8.06 Reimbursement Amount                                Class A-1    6.750%   42,435,010.41    2,864,363
       Section 6.02 Reimbursement Amount                                Class A-2    7.580%   33,000,000.00    2,501,400
       Reimburseable Fees                                               Class A-3    7.820%   32,000,000.00    2,502,400
                                                                        Class A-4    7.955%   27,189,000.00    2,162,885
 Total Fees Due Servicer                                                Class A-5    8.195%    9,137,000.00      748,777
                                                                        Class A-6    8.635%    7,310,000.00      631,219
                                                                        Class B-1    9.250%    7,310,000.00      676,175
                                                                        Class B-2    9.250%   12,792,000.00    1,183,260


                                                                                             171,173,010.41  13,270,479     7.75%


Bank of New York                         Determination Date:           04-Oct-00
Manufactured Housing Contracts           Remittance Date:              10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:         25-Sep-00
                                         Lock-Out Date:                   Mar-05

                                                              Unpaid                                                        Unpaid
                                              No. of        Principal                                           No. of     Principal
 (f)   Delinquency as of the 25th            Contracts       Balance       Delinquency as of Calendar Month   Contracts     Balance
        31-59 Days Delinquent                   266           8,473,769    31-59 Days Delinquent                 173       5,398,640
        60-89 Days Delinquent                    59           1,937,201    60-89 Days Delinquent                  48       1,613,217
         90+ Days Delinquent                     90           3,134,107    90+ Days Delinquent                    87       2,859,730

       3-Month Avg Thirty-Day Delinquency                                  3-Month Avg Thirty-Day Delinquency
         Ratio                               5.15%                           Ratio                                           3.49%
       3-Month Avg Sixty-Day Delinquency                                   3-Month Avg Sixty-Day Delinquency
         Ratio                               2.73%                           Ratio                                           2.54%

 (g)   Section 3.05 Repurchases                                    0.00

 (i)   Class R Distribution Amount                                 0.00        Acquisition Loss Amount
       Reposession Profits                                         0.00
                                                                           Current Month Acquisition Loss Amount           11,963.74

 (j)   Principal Balance of Contracts in Repossession      1,461,894.91    Cumulative Acquisition Loss Amount             130,854.07

 (k)   Aggregate Net Liquidation Losses                            0.00

 (l)   (x) Class B-2 Formula Distribution Amount              98,605.00
       (y) Remaining Amount Available                        232,612.33
                                                           ------------
       Amount of (x) over (y)                                      0.00

 (m)   Class B-2 Liquidation Loss Amount                           0.00

 (n)   Guarantee Payment                                           0.00

 (o)   Unadvanced Shortfalls                                       0.00

                                                     No.   $

 (p)   Units repossessed                             17      524,704.59

 (q)   Principal Prepayments paid                          1,374,857.31

 (r)   Scheduled Principal Payments                          360,079.59

 (s)   Weighted Average Interest Rate                            10.94%

Bank of New York                         Determination Date:           04-Oct-00
Manufactured Housing Contracts           Remittance Date:              10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:         25-Sep-00
                                         Lock-Out Date:                   Mar-05

                      Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt             2,783,924.97
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st         531,972.55
(ii)  Monthly Advance made                                                         0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                         10,482.98
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                    1,616.06
(v)   Principal due Holders                                                        0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                            122,281.68
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                       12,133.87
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                       0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                         0.00
   (iii) Monthly Servicing Fee                                               178,305.22
   (iv)  Reimbursable Liquidation Expenses                                    16,588.63
   (v)   Section 6.04 (c) reimbursement                                            0.00
   (vi)  Section 8.06 reimbursement                                                0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                     0.00

Total Due Servicer                                                           194,893.85

Available Distribution Amount-Vanderbilt                                   2,477,232.42
Available Distribution Amount-SubServicer-21st                               521,454.74
To Class A and B                                                           2,864,679.83

Monthly Excess Cashflow                                                      134,007.33

Weighted Average Remaining Term (months)                                         218.00

       Scheduled Balance Computation

       Prior Month Balance                                               171,173,010.41

       Current Balance                                   169,538,107.87
                  Adv Principal                               31,254.27
                  Del Principal                              131,288.63
       Pool Scheduled Balance                                            169,438,073.51

       Principal Payments in Full                          1,247,499.56
       Partial Prepayments                                   127,357.75

       Scheduled Principal                                   360,079.59

       Collateral Balance                                                169,538,107.87

Bank of New York                          Determination Date:          04-Oct-00
Manufactured Housing Contracts            Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:        25-Sep-00
                                          Lock-Out Date:                  Mar-05

Information for Clauses (v) through (ap), Section 7.01 - GROUP II
                                                                     Class II A-1     Class II B-1    Class II B-2     Class II B-3
  (v)   Class II A and Class II B Distribution Amounts                 949,808.48        59,037.09      38,903.55         49,395.02

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due                                    110,991.36
        (b) Partial Prepayments Received                                50,525.17
        (c) Principal Payments in Full (Scheduled Balance)             416,265.42
        (d) Liquidated Contract Scheduled Balance                            0.00
        (e) Section 3.05 Purchase Scheduled Balance                          0.00
        (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
        (g) Accelerated Principal Payment                                    0.00
                                                                    -------------     ------------   ------------      ------------
 Total Principal Distribution                                          577,781.95             0.00           0.00              0.00

  (x)   Interest Distribution                                          372,026.53        59,037.09      38,903.55         49,395.02
        Unpaid Interest Shortfall                                            0.00             0.00           0.00              0.00
                                                                    -------------     ------------   ------------      ------------
 Total Interest Distribution                                           372,026.53        59,037.09      38,903.55         49,395.02

  (y)   Beginning Class I A and Class I B Principal Balance         58,648,428.91     9,071,000.00   4,867,000.00      5,974,000.00
        Less: Principal Distribution                                   577,781.95             0.00           0.00              0.00
                                                                    -------------     ------------   ------------      ------------
        Remaining Class A and Class B Principal Balance             58,070,646.96     9,071,000.00   4,867,000.00      5,974,000.00

  (z)   Fees Due Servicer
        Monthly Servicing Fee                                           85,059.97        (ac)         Pool Factor   Original Balance
        Section 8.06 Reimbursement Amount                                    0.00     Class II A-1     0.84679480     68,577,000.00
        Section 6.02 Reimbursement Amount                               12,000.00     Class II B-1     1.00000000      9,071,000.00
        Reimburseable Fees                                                   0.00     Class II B-2     1.00000000      4,867,000.00
                                                                                      Class II B-3     1.00000000      5,974,000.00
                                                                    -------------
 Total Fees Due Servicer                                                97,059.97

Information for Clauses (v) through (ap), Section 7.01 - GROUP II

  (v)   Class II A and Class II B Distribution Amounts

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
        (g) Accelerated Principal Payment

 Total Principal Distribution

  (x)   Interest Distribution                                           519,362.19
        Unpaid Interest Shortfall

 Total Interest Distribution                                                                 When
                                                                                      77,982,646.96
  (y)   Beginning Class I A and Class I B Principal Balance                        is less than
        Less: Principal Distribution                                    577,781.95    88,489,000.00
                                                                                           X

        Remaining Class A and Class B Principal Balance                                        0.10
                                                                                       8,848,900.00
  (z)   Fees Due Servicer                                                           We can prepaid
        Monthly Servicing Fee                                  Rate        Libor            Spread
        Section 8.06 Reimbursement Amount                     6.9200%     6.62000%           0.30%   58,648,429   4,058,471
        Section 6.02 Reimbursement Amount                     7.1000%                        0.48%    9,071,000     644,041
        Reimburseable Fees                                    8.7200%                        2.10%    4,867,000     424,402
                                                              9.0200%                        2.40%    5,974,000     538,855
                                                                                                     ----------------------
 Total Fees Due Servicer                                                                             78,560,429   5,665,769   7.21%

Bank of New York                          Determination Date:          04-Oct-00
Manufactured Housing Contracts            Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:        25-Sep-00
                                          Lock-Out Date:                  Mar-05

                                                                            Unpaid                                         Unpaid
                                                           No. of          Principal        Delinquency as      No. of    Principal
 (aa)   Delinquency as of the 25th                        Contracts         Balance       of Calendar Month    Contracts   Balance

             31-59 Days Delinquent                            53           2,504,491     31-59 Days Delinquent      28    1,300,439
             60-89 Days Delinquent                            10             419,996     60-89 Days Delinquent       6      244,007
              90+ Days Delinquent                             11             564,138     90+ Days Delinquent         7      381,599

        3-Month Avg Thirty-Day Delinquency Ratio   3.36%                                 3-Month Avg Thirty-Day
        3-Month Avg Sixty-Day Delinquency Ratio    0.96%                                   Delinquency Ratio              1.63%
                                                                                         3-Month Avg Sixty-Day
 (ab)   Section 3.05 Repurchases                                                0.00       Delinquency Ratio              0.76%

 (ad)   Class R Distribution Amount                                       206,718.49
        Reposession Profits                                                     0.00

 (ae)   Principal Balance of Contracts in Repossession                    342,818.99

 (af)   Aggregate Net Liquidation Losses                                        0.00

 (ag)   (x) Class B-3 Formula Distribution Amount                          49,395.02
        (y) Remaining Amount Available                                     72,711.16
                                                                        ------------
        Amount of (x) over (y)                                                  0.00

 (ah)   Class B-2 Liquidation Loss Amount                                       0.00

 (ai)   Guarantee Payment                                                       0.00

 (aj)   Unadvanced Shortfalls                                                   0.00
                                                                 No.     $
 (ak)   Units repossessed                                         7       349,444.78

 (al)   Principal Prepayments paid                                        466,790.59

 (am)   Scheduled Principal Payments                                      110,991.36

 (an)   Weighted Average Interest Rate                                         10.03%

Bank of New York                          Determination Date:          04-Oct-00
Manufactured Housing Contracts            Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:        25-Sep-00
                                          Lock-Out Date:                  Mar-05

         Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                      1,305,984.55
(ii)  Monthly Advance made                                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                   4,746.78
(v)   Principal due Holders                                                                 0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                      43,816.06
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                  0.00
   (iii) Monthly Servicing Fee                                                         85,059.97
   (iv)  Reimbursable Liquidation Expenses                                             12,000.00
   (v)   Section 6.04(c) reimbursement                                                      0.00
   (vi)  Section 8.06 reimbursement                                                         0.00
   (vii) Amounts not required to be deposited-SubServicer                                   0.00

Total Due Servicer                                                                     97,059.97

Available Distribution Amount                                                       1,169,855.30
To Class A and B - Scheduled Principal and Interest                                 1,097,144.14

Monthly Excess Cashflow Class II                                                       72,711.16
Monthly Excess Cashflow Class I                                                       134,007.33

Accelerated Principal Payment                                                               0.00

Weighted Average Remaining Term (months)                                                  255.00

        Scheduled Balance Computation

        Prior Month Balance                                                        81,657,567.58

        Current Balance                                          81,105,418.79
                           Adv Principal                              6,315.24
                           Del Principal                             31,948.40
        Pool Scheduled Balance                                                     81,079,785.63

        Principal Payments in Full                                  416,265.42
        Partial Prepayments                                          50,525.17

        Scheduled Principal                                         110,991.36

        Collateral Balance                                                         81,105,418.79

        Overcollateralization Amount                                                   3,097,139
        Required Overcollateralization Amount                                          3,097,139

Bank of New York                           Determination Date:        01-Sep-00
Manufactured Housing Contracts             Remittance Date:           07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Aug-00
                                           Lock-Out Date:                Mar-05

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                   Class I A-1        Class I A-2      Class I A-3    Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                 2,044,609.63       208,450.00       208,533.33     180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                    357,318.17
       (b) Partial Prepayments Received                                67,859.19
       (c) Principal Payments in Full (Scheduled Balance)           1,362,388.55
       (d) Liquidated Contract Scheduled Balance                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                          0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
                                                                   -------------    -------------    -------------  -------------
 Total Principal Distribution                                       1,787,565.91             0.00             0.00           0.00

 (c)   Interest Distribution                                          257,043.72       208,450.00       208,533.33     180,240.41
       Unpaid Interest Shortfall                                            0.00             0.00             0.00           0.00
                                                                   -------------    -------------    -------------  -------------
 Total Interest Distribution                                          257,043.72       208,450.00       208,533.33     180,240.41

 (d)   Beginning Class I A and Class I B Principal Balance         44,222,576.32    33,000,000.00    32,000,000.00  27,189,000.00
       Less: Principal Distribution                                 1,787,565.91             0.00             0.00           0.00
                                                                   -------------    -------------    -------------  -------------
       Remaining Class A and Class B Principal Balance             42,435,010.41    33,000,000.00    32,000,000.00  27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                          180,167.27         (h)           Pool Factor
       Section 8.06 Reimbursement Amount                                    0.00      Class I A-1       0.78583353
       Section 6.02 Reimbursement Amount                               75,754.22      Class I A-2       1.00000000
       Reimburseable Fees                                                   0.00      Class I A-3       1.00000000
                                                                    ------------      Class I A-4       1.00000000
 Total Fees Due Servicer                                              255,921.49      Class I A-5       1.00000000
                                                                                      Class I M-1       1.00000000
                                                                                      Class I B-1       1.00000000
                                                                                      Class I B-2       1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                      Class I A-5      Class I M-1     Class I B-1    Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                      62,398.10       52,601.54       56,347.92       98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                     -------------    ------------    ------------   -------------
 Total Principal Distribution                                                 0.00            0.00            0.00            0.00

 (c)   Interest Distribution                                             62,398.10       52,601.54       56,347.92       98,605.00
       Unpaid Interest Shortfall                                              0.00            0.00            0.00            0.00
                                                                     -------------    ------------    ------------   -------------
 Total Interest Distribution                                             62,398.10       52,601.54       56,347.92       98,605.00

 (d)   Beginning Class I A and Class I B Principal Balance            9,137,000.00    7,310,000.00    7,310,000.00   12,792,000.00
       Less: Principal Distribution                                           0.00            0.00            0.00            0.00
                                                                     -------------    ------------    ------------   -------------
       Remaining Class A and Class B Principal Balance                9,137,000.00    7,310,000.00    7,310,000.00   12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                       Original Balance         Rate
       Section 8.06 Reimbursement Amount                             54,000,000.00         6.7500%        6.62000%   Libor
       Section 6.02 Reimbursement Amount                             33,000,000.00         7.5800%           0.13%   Spread
       Reimburseable Fees                                            32,000,000.00         7.8200%
                                                                     27,189,000.00         7.9550%
 Total Fees Due Servicer                                              9,137,000.00         8.1950%
                                                                      7,310,000.00         8.6350%
                                                                      7,310,000.00         9.2500%
                                                                     12,792,000.00         9.2500%
Information for Clauses (a) through (s), Section 7.01 - GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                 1,276,421.07
 (c)   Interest Distribution                                     1,124,220.02
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                           When
 (d)   Beginning Class I A and Class I B Principal Balance                                     171,173,010.41
       Less: Principal Distribution                              1,787,565.91              is less than
                                                                                               182,738,000.00
       Remaining Class A and Class B Principal Balance                                                   0.10
                                                                                                18,273,800.00
 (e)   Fees Due Servicer                                                                   We can prepay
       Monthly Servicing Fee                                                    Rate
       Section 8.06 Reimbursement Amount                            Class A-1       6.750%      44,222,576.32    2,985,024
       Section 6.02 Reimbursement Amount                            Class A-2       7.580%      33,000,000.00    2,501,400
       Reimburseable Fees                                           Class A-3       7.820%      32,000,000.00    2,502,400
                                                                    Class A-4       7.955%      27,189,000.00    2,162,885
 Total Fees Due Servicer                                            Class A-5       8.195%       9,137,000.00      748,777
                                                                    Class A-6       8.635%       7,310,000.00      631,219
                                                                    Class B-1       9.250%       7,310,000.00      676,175
                                                                    Class B-2       9.250%      12,792,000.00    1,183,260

                                                                                               172,960,576.32   13,391,140    7.74%

Bank of New York                           Determination Date:        01-Sep-00
Manufactured Housing Contracts             Remittance Date:           07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Aug-00
                                           Lock-Out Date:                Mar-05

                                                                         Unpaid                                           Unpaid
                                                           No. of       Principal     Delinquency as           No. of    Principal
 (f)   Delinquency as of the 25th                        Contracts       Balance     of Calendar Month        Contracts   Balance

        31-59 Days Delinquent                               279         9,005,155   31-59 Days Delinquent         202     6,314,857
        60-89 Days Delinquent                               58          1,870,693   60-89 Days Delinquent          49     1,651,381
         90+ Days Delinquent                                85          2,848,494   90+ Days Delinquent            82     2,721,496

       3-Month Avg Thirty-Day Delinquency Ratio  4.83%                              3-Month Avg Thirty-Day                3.27%
       3-Month Avg Sixty-Day Delinquency Ratio   2.43%                                Delinquency Ratio                   2.29%
                                                                                    3-Month Avg Sixty-Day
 (g)   Section 3.05 Repurchases                                              0.00     Delinquency Ratio

 (i)   Class R Distribution Amount                                           0.00         Acquistion Loss Amount
       Reposession Profits                                                   0.00
                                                                                    Current Month Acquisition
 (j)   Principal Balance of Contracts in Repossession                1,095,000.13     Loss Amount                         48,666.90
                                                                                    Cumulative Acquisition
 (k)   Aggregate Net Liquidation Losses                                      0.00     Loss Amount                        118,890.33

 (l)   (x) Class B-2 Formula Distribution Amount                        98,605.00
       (y) Remaining Amount Available                                  250,806.05
                                                                     ------------
       Amount of (x) over (y)                                                0.00

 (m)   Class B-2 Liquidation Loss Amount                                     0.00

 (n)   Guarantee Payment                                                     0.00

 (o)   Unadvanced Shortfalls                                                 0.00

                                                              No.   $
 (p)   Units repossessed                                      10       333,635.29

 (q)   Principal Prepayments paid                                    1,430,247.74

 (r)   Scheduled Principal Payments                                    357,318.17

 (s)   Weighted Average Interest Rate                                       10.95%

Bank of New York                           Determination Date:        01-Sep-00
Manufactured Housing Contracts             Remittance Date:           07-Sep-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Aug-00
                                           Lock-Out Date:                Mar-05


                      Computation of Available Distribution Amount
(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                           3,127,787.84
     Certificate Account Balance at Monthly Cutoff-SubServicer-21st                       346,086.72
(ii) Monthly Advance made                                                                       0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                       11,125.38
(iii)Section 5.05 Certificate Fund Income-SubServicer-21st                                  1,183.62
(v) Principal due Holders                                                                       0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                           151,263.88
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                                      15,011.21
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                    0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                      0.00
   (iii) Monthly Servicing Fee                                                            180,167.27
   (iv)  Reimbursable Liquidation Expenses                                                 75,754.22
   (v)   Section 6.04(c) reimbursement                                                          0.00
   (vi)  Section 8.06 reimbursement                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                                  0.00

Total Due Servicer                                                                        255,921.49

Available Distribution Amount-Vanderbilt                                                2,731,727.85
Available Distribution Amount-SubServicer-21st                                            332,259.13
To Class A and B                                                                        2,911,785.93

Monthly Excess Cashflow                                                                   152,201.05

Weighted Average Remaining Term (months)                                                      218.00

       Scheduled Balance Computation

       Prior Month Balance                                                            172,960,576.32


       Current Balance                                                171,253,091.33
                  Adv Principal                                            36,549.00
                  Del Principal                                           116,629.92
       Pool Scheduled Balance                                                         171,173,010.41


       Principal Payments in Full                                       1,362,388.55
       Partial Prepayments                                                 67,859.19

       Scheduled Principal                                                357,318.17

       Collateral Balance                                                             171,253,091.33

Bank of New York                                Determination Date:    01-Sep-00
Manufactured Housing Contracts                  Remittance Date:       07-Sep-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Aug-00
                                                Lock-Out Date:            Mar-05

Information for Clauses (v) through (ap), Section 7.01 -   GROUP II
                                                                       Class II A-1    Class II B-1    Class II B-2     Class II B-3
  (v) Class II A and Class II B Distribution Amounts                   1,113,635.84      55,459.09       36,545.76        46,401.39

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                        117,098.33
      (b) Partial Prepayments Received                                   120,417.67
      (c) Principal Payments in Full (Scheduled Balance)                 522,113.82
      (d) Liquidated Contract Scheduled Balance                                0.00
      (e) Section 3.05 Purchase Scheduled Balance                              0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)               0.00
      (g) Accelerated Principal Payment                                        0.00
                                                                      -------------   ------------    ------------     ------------
 Total Principal Distribution                                            759,629.82           0.00            0.00             0.00

  (x) Interest Distribution                                              354,006.02      55,459.09       36,545.76        46,401.39
      Unpaid Interest Shortfall                                                0.00           0.00            0.00             0.00
                                                                      -------------   ------------    ------------     ------------
 Total Interest Distribution                                             354,006.02      55,459.09       36,545.76        46,401.39

  (y) Beginning Class I A and Class I B Principal Balance             59,408,058.73   9,071,000.00    4,867,000.00     5,974,000.00
      Less: Principal Distribution                                       759,629.82           0.00            0.00             0.00
                                                                      -------------   ------------    ------------     ------------
      Remaining Class A and Class B Principal Balance                 58,648,428.91   9,071,000.00    4,867,000.00     5,974,000.00

  (z) Fees Due Servicer                                                                                                  Original
      Monthly Servicing Fee                                               85,851.25      (ac)         Pool Factor         Balance
      Section 8.06 Reimbursement Amount                                        0.00   Class II A-1      0.85522010    68,577,000.00
      Section 6.02 Reimbursement Amount                                   16,000.00   Class II B-1      1.00000000     9,071,000.00
      Reimburseable Fees                                                       0.00   Class II B-2      1.00000000     4,867,000.00
                                                                      -------------   Class II B-3      1.00000000     5,974,000.00
      Total Fees Due Servicer                                            101,851.25


Information for Clauses (v) through (ap), Section 7.01 -   GROUP II

  (v) Class II A and Class II B Distribution Amounts

  (w) Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

  (x) Interest Distribution                                             492,412.26
      Unpaid Interest Shortfall

 Total Interest Distribution                                                          When
                                                                                        78,560,428.91
  (y) Beginning Class I A and Class I B Principal Balance                             is less than
      Less: Principal Distribution                                      759,629.82      88,489,000.00
                                                                                            X
      Remaining Class A and Class B Principal Balance                                            0.10
                                                                                         8,848,900.00
  (z) Fees Due Servicer                                                               We can prepaid
      Monthly Servicing Fee                                      Rate      Libor         Spread
      Section 8.06 Reimbursement Amount                         6.9200%    6.62000%              0.30%  59,408,059  4,111,038
      Section 6.02 Reimbursement Amount                         7.1000%                          0.48%   9,071,000    644,041
      Reimburseable Fees                                        8.7200%                          2.10%   4,867,000    424,402
                                                                9.0200%                          2.40%   5,974,000    538,855
      Total Fees Due Servicer                                                                           ---------------------
                                                                                                        79,320,059  5,718,336  7.21%


Bank of New York                                Determination Date:    01-Sep-00
Manufactured Housing Contracts                  Remittance Date:       07-Sep-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Aug-00
                                                Lock-Out Date:            Mar-05


                                                                                Unpaid                                      Unpaid
                                                            No. of             Principal    Delinquency as       No. of    Principal
 (aa) Delinquency as of the 25th                           Contracts            Balance    of Calendar Month    Contracts   Balance
          31-59 Days Delinquent                              55                2,675,145   31-59 Days Delinquent    27     1,144,232
          60-89 Days Delinquent                               9                  369,793   60-89 Days Delinquent     7       304,747
           90+ Days Delinquent                                9                  417,861   90+ Days Delinquent       9       451,671

      3-Month Avg Thirty-Day Delinquency Ratio   3.12%                                     3-Month Avg Thirty-Day
                                                                                           Delinquency Ratio               1.41%
      3-Month Avg Sixty-Day Delinquency Ratio    0.68%                                     3-Month Avg Sixty-Day
                                                                                           Delinquency Ratio               0.60%


 (ab) Section 3.05 Repurchases                                                      0.00

 (ad) Class R Distribution Amount                                             270,752.21
      Reposession Profits                                                           0.00

 (ae) Principal Balance of Contracts in
      Repossession                                                             24,486.33

 (af) Aggregate Net Liquidation Losses                                              0.00

 (ag) (x) Class B-3 Formula Distribution Amount                                46,401.39
      (y) Remaining Amount Available                                          118,551.16
                                                                            ------------
      Amount of (x) over (y)                                                        0.00

 (ah) Class B-2 Liquidation Loss Amount                                             0.00

 (ai) Guarantee Payment                                                             0.00

 (aj) Unadvanced Shortfalls                                                         0.00
                                                                       No.  $
 (ak) Units repossessed                                                 1      24,486.33

 (al) Principal Prepayments paid                                              642,531.49

 (am) Scheduled Principal Payments                                            117,098.33

 (an) Weighted Average Interest Rate                                               10.03%


Bank of New York                                Determination Date:    01-Sep-00
Manufactured Housing Contracts                  Remittance Date:       07-Sep-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Aug-00
                                                Lock-Out Date:            Mar-05



                 Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                                    1,508,727.84
(ii)  Monthly Advance made                                                                                0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                                 5,476.46
(v)   Principal due Holders                                                                               0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                                    41,759.81
(ii)  Due to the Servicer Pursuant to Section 6.02:

   (i)   Section 3.05 Purchases (Due Seller)                                                              0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                0.00
   (iii) Monthly Servicing Fee                                                                       85,851.25
   (iv)  Reimbursable Liquidation Expenses                                                           16,000.00
   (v)   Section 6.04 (c) reimbursement                                                                   0.00
   (vi)  Section 8.06 reimbursement                                                                       0.00
   (vii) Amounts not required to be deposited-SubServicer                                                 0.00

Total Due Servicer                                                                                  101,851.25

Available Distribution Amount                                                                     1,370,593.24
To Class A and B - Scheduled Principal and Interest                                               1,252,042.08

Monthly Excess Cashflow Class II                                                                    118,551.16
Monthly Excess Cashflow Class I                                                                     152,201.05

Accelerated Principal Payment                                                                             0.00

Weighted Average Remaining Term (months)                                                                256.00

     Scheduled Balance Computation

     Prior Month Balance                                                                         82,417,197.40

     Current Balance                                                     81,678,454.95
                        Adv Principal                                         6,411.16
                        Del Principal                                        27,298.53
     Pool Scheduled Balance                                                                      81,657,567.58

     Principal Payments in Full                                             522,113.82
     Partial Prepayments                                                    120,417.67

     Scheduled Principal                                                    117,098.33

     Collateral Balance                                                                          81,678,454.95

     Overcollateralization Amount                                                                    3,097,139
     Required Overcollateralization Amount                                                           3,097,139

Bank of New York                                 Determination Date:   02-Aug-00
Manufactured Housing Contracts                   Remittance Date:      07-Aug-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                     For the Period Ended: 25-Jul-00
                                                 Lock-Out Date:           Mar-04

Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                        Class I A-1     Class I A-2      Class I A-3     Class I A-4
 (a) Class I A and Class I B Distribution Amounts                      1,723,095.29      208,450.00       208,533.33      180,240.41

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                         348,244.95
     (b) Partial Prepayments Received                                    213,384.62
     (c) Principal Payments in Full (Scheduled Balance)                  895,558.73
     (d) Liquidated Contract Scheduled Balance                                 0.00
     (e) Section 3.05 Purchase Scheduled Balance                               0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)                0.00
                                                                      -------------   -------------    -------------   -------------
 Total Principal Distribution                                          1,457,188.30            0.00             0.00            0.00

 (c) Interest Distribution                                               265,906.99      208,450.00       208,533.33      180,240.41
     Unpaid Interest Shortfall                                                 0.00            0.00             0.00            0.00
                                                                      -------------   -------------    -------------   -------------
 Total Interest Distribution                                             265,906.99      208,450.00       208,533.33      180,240.41

 (d) Beginning Class I A and Class I B Principal Balance              45,679,764.62   33,000,000.00    32,000,000.00   27,189,000.00
     Less: Principal Distribution                                      1,457,188.30            0.00             0.00            0.00
                                                                      -------------   -------------    -------------   -------------
     Remaining Class A and Class B Principal Balance                  44,222,576.32   33,000,000.00    32,000,000.00   27,189,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                               181,685.17        (h)          Pool Factor
     Section 8.06 Reimbursement Amount                                         0.00     Class I A-1       0.81893660
     Section 6.02 Reimbursement Amount                                    16,000.00     Class I A-2       1.00000000
     Reimburseable Fees                                                        0.00     Class I A-3       1.00000000
                                                                      -------------     Class I A-4       1.00000000
 Total Fees Due Servicer                                                 197,685.17     Class I A-5       1.00000000
                                                                                        Class I M-1       1.00000000
                                                                                        Class I B-1       1.00000000
                                                                                        Class I B-2       1.00000000

Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                        Class I A-5     Class I M-1     Class I B-1      Class I B-2
 (a) Class I A and Class I B Distribution Amounts                         62,398.10       52,601.54        56,347.92       98,605.00

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                      -------------    ------------     ------------   -------------
 Total Principal Distribution                                                  0.00            0.00             0.00            0.00

 (c) Interest Distribution                                                62,398.10       52,601.54        56,347.92       98,605.00
     Unpaid Interest Shortfall                                                 0.00            0.00             0.00            0.00
                                                                      -------------    ------------     ------------   -------------
 Total Interest Distribution                                              62,398.10       52,601.54        56,347.92       98,605.00

 (d) Beginning Class I A and Class I B Principal Balance               9,137,000.00    7,310,000.00     7,310,000.00   12,792,000.00
     Less: Principal Distribution                                              0.00            0.00             0.00            0.00
                                                                      -------------    ------------     ------------   -------------
     Remaining Class A and Class B Principal Balance                   9,137,000.00    7,310,000.00     7,310,000.00   12,792,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                          Original Balance         Rate
     Section 8.06 Reimbursement Amount                                54,000,000.00          6.7600%         6.63000%   Libor
     Section 6.02 Reimbursement Amount                                33,000,000.00          7.5800%            0.13%   Spread
     Reimburseable Fees                                               32,000,000.00          7.8200%
                                                                      27,189,000.00          7.9550%
 Total Fees Due Servicer                                               9,137,000.00          8.1950%
                                                                       7,310,000.00          8.6350%
                                                                       7,310,000.00          9.2500%
                                                                      12,792,000.00          9.2500%


Information for Clauses (a) through (s), Section 7.01 -   GROUP I

 (a) Class I A and Class I B Distribution Amounts

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                         1,259,687.84
 (c) Interest Distribution                                               1,133,083.29
     Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                               When
 (d) Beginning Class I A and Class I B Principal Balance                                         172,960,576.32
     Less: Principal Distribution                                        1,457,188.30          is less than
                                                                                                 182,738,000.00
     Remaining Class A and Class B Principal Balance                                                       0.10
                                                                                                  18,273,800.00
 (e) Fees Due Servicer                                                                         We can prepay
     Monthly Servicing Fee                                                                Rate
     Section 8.06 Reimbursement Amount                                      Class A-1    6.760%   45,679,764.62    3,087,952
     Section 6.02 Reimbursement Amount                                      Class A-2    7.580%   33,000,000.00    2,501,400
     Reimburseable Fees                                                     Class A-3    7.820%   32,000,000.00    2,502,400
                                                                            Class A-4    7.955%   27,189,000.00    2,162,885
 Total Fees Due Servicer                                                    Class A-5    8.195%    9,137,000.00      748,777
                                                                            Class A-6    8.635%    7,310,000.00      631,219
                                                                            Class B-1    9.250%    7,310,000.00      676,175
                                                                            Class B-2    9.250%   12,792,000.00    1,183,260

                                                                                                 174,417,764.62   13,494,068  7.74%

Bank of New York                                 Determination Date:   02-Aug-00
Manufactured Housing Contracts                   Remittance Date:      07-Aug-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                     For the Period Ended: 25-Jul-00
                                                 Lock-Out Date:           Mar-04



                                                                         Unpaid                                             Unpaid
                                                        No. of          Principal       Delinquency as          No. of     Principal
 (f) Delinquency as of the 25th                       Contracts          Balance      of Calendar Month        Contracts    Balance
      31-59 Days Delinquent                              275             8,956,340    31-59 Days Delinquent        207     6,222,726
      60-89 Days Delinquent                              56              1,691,204    60-89 Days Delinquent         57     1,763,642
       90+ Days Delinquent                               75              2,541,866    90+ Days Delinquent           70     2,449,125

     3-Month Avg Thirty-Day Delinquency Ratio  4.49%                                  3-Month Avg Thirty-Day
                                                                                      Delinquency Ratio                   3.31%
     3-Month Avg Sixty-Day Delinquency Ratio   2.04%                                  3-Month Avg Sixty-Day
                                                                                      Delinquency Ratio                   2.08%

 (g) Section 3.05 Repurchases                                                 0.00

 (i) Class R Distribution Amount                                              0.00      Acquisition Loss Amount
     Reposession Profits                                                      0.00
                                                                                      Current Month Acquisition
                                                                                      Loss Amount                           3,358.73
 (j) Principal Balance of Contracts in Repossession                     990,169.69    Cumulative Acquisition
                                                                                      Loss Amount                          70,223.43

 (k) Aggregate Net Liquidation Losses                                         0.00

 (l) (x) Class B-2 Formula Distribution Amount                           98,605.00
     (y) Remaining Amount Available                                     225,209.55
                                                                     -------------
     Amount of (x) over (y)                                                   0.00

 (m) Class B-2 Liquidation Loss Amount                                        0.00

 (n) Guarantee Payment                                                        0.00

 (o) Unadvanced Shortfalls                                                    0.00

                                                                No.  $
 (p) Units repossessed                                           9      226,638.38

 (q) Principal Prepayments paid                                       1,108,943.35

 (r) Scheduled Principal Payments                                       348,244.95

 (s) Weighted Average Interest Rate                                          10.95%


Bank of New York                                 Determination Date:   02-Aug-00
Manufactured Housing Contracts                   Remittance Date:      07-Aug-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                     For the Period Ended: 25-Jul-00
                                                 Lock-Out Date:           Mar-04


                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                       2,698,828.67
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                   336,728.15
(ii)  Monthly Advance made                                                                   0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                   11,155.49
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                519.44
(v)   Principal due Holders                                                                  0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                      131,612.21
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                  1,058.23
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                 0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                   0.00
   (iii) Monthly Servicing Fee                                                         181,685.17
   (iv)  Reimbursable Liquidation Expenses                                              16,000.00
   (v)   Section 6.04(c) reimbursement                                                       0.00
   (vi)  Section 8.06 reimbursement                                                          0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                               0.00

Total Due Servicer                                                                     197,685.17

Available Distribution Amount-Vanderbilt                                             2,380,686.78
Available Distribution Amount-SubServicer-21st                                         336,189.36
To Class A and B                                                                     2,590,271.59

Monthly Excess Cashflow                                                                126,604.55

Weighted Average Remaining Term (months)                                                   219.00

     Scheduled Balance Computation

     Prior Month Balance                                                           174,417,764.62

     Current Balance                                            173,041,936.26
                  Adv Principal                                      30,199.51
                  Del Principal                                     111,559.45
     Pool Scheduled Balance                                                        172,960,576.32

     Principal Payments in Full                                     895,558.73
     Partial Prepayments                                            213,384.62

     Scheduled Principal                                            348,244.95

     Collateral Balance                                                            173,041,936.26

Bank of New York                          Determination Date:         02-Aug-00
Manufactured Housing Contracts            Remittance Date:            07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:       25-Jul-00
                                          Lock-Out Date:                 Mar-04

Information for Clauses (v) through (ap), Section 7.01 -        GROUP II
                                                                                  Class II A-1       Class II B-1       Class II B-2
 (v)   Class II A and Class II B Distribution Amounts                             1,076,773.95          55,537.20          36,587.67

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                  106,276.84
       (b) Partial Prepayments Received                                             (37,591.57)
       (c) Principal Payments in Full (Scheduled Balance)                           649,286.59
       (d) Liquidated Contract Scheduled Balance                                          0.00
       (e) Section 3.05 Purchase Scheduled Balance                                        0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                         0.00
       (g) Accelerated Principal Payment                                                  0.00
                                                                                 -------------       ------------       ------------
 Total Principal Distribution                                                       717,971.86               0.00               0.00

 (x)   Interest Distribution                                                        358,802.09          55,537.20          36,587.67
       Unpaid Interest Shortfall                                                          0.00               0.00               0.00
                                                                                 -------------       ------------       ------------
 Total Interest Distribution                                                        358,802.09          55,537.20          36,587.67


 (y)   Beginning Class I A and Class I B Principal Balance                       60,126,030.59       9,071,000.00       4,867,000.00
       Less: Principal Distribution                                                 717,971.86               0.00               0.00
                                                                                 -------------       ------------       ------------
       Remaining Class A and Class B Principal Balance                           59,408,058.73       9,071,000.00       4,867,000.00


 (z)   Fees Due Servicer
       Monthly Servicing Fee                                                         86,599.13         (ac)            Pool Factor
       Section 8.06 Reimbursement Amount                                                  0.00       Class II A-1         0.86629714
       Section 6.02 Reimbursement Amount                                              4,000.00       Class II B-1         1.00000000
       Reimburseable Fees                                                                 0.00       Class II B-2         1.00000000
                                                                                                     Class II B-3         1.00000000
                                                                                 -------------
 Total Fees Due Servicer                                                             90,599.13


Information for Clauses (v) through (ap), Section 7.01 -        GROUP II
                                                                            Class II B-3
 (v)   Class II A and Class II B Distribution Amounts                          46,452.83

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment
                                                                            ------------
 Total Principal Distribution                                                       0.00

 (x)   Interest Distribution                                                   46,452.83                  497,379.79
       Unpaid Interest Shortfall                                                    0.00
                                                                            ------------
 Total Interest Distribution                                                   46,452.83                             When
                                                                                                                       79,320,058.73
 (y)   Beginning Class I A and Class I B Principal Balance                  5,974,000.00                             is less than
       Less: Principal Distribution                                                 0.00                  717,971.86   88,489,000.00
                                                                            ------------
       Remaining Class A and Class B Principal Balance                      5,974,000.00                                        0.10
                                                                                                                        8,848,900.00
 (z)   Fees Due Servicer                                                                                             We can prepaid
       Monthly Servicing Fee                                            Original Balance       Rate         Libor          Spread
       Section 8.06 Reimbursement Amount                                   68,577,000.00      6.9300%       6.63000%           0.30%
       Section 6.02 Reimbursement Amount                                    9,071,000.00      7.1100%                          0.48%
       Reimburseable Fees                                                   4,867,000.00      8.7300%                          2.10%
                                                                            5,974,000.00      9.0300%                          2.40%

 Total Fees Due Servicer


Information for Clauses (v) through (ap), Section 7.01 -        GROUP II

 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution
       Unpaid Interest Shortfall

 Total Interest Distribution


 (y)   Beginning Class I A and Class I B Principal Balance
       Less: Principal Distribution

       Remaining Class A and Class B Principal Balance


 (z)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                             60,126,031    4,166,734
       Section 6.02 Reimbursement Amount                                              9,071,000      644,948
       Reimburseable Fees                                                             4,867,000      424,889
                                                                                      5,974,000      539,452
                                                                                     -----------------------
 Total Fees Due Servicer                                                             80,038,031    5,776,023        7.22%

Bank of New York                          Determination Date:         02-Aug-00
Manufactured Housing Contracts            Remittance Date:            07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:       25-Jul-00
                                          Lock-Out Date:                 Mar-04

                                                               Unpaid                                                        Unpaid
                                                 No. of      Principal                                           No. of    Principal
 (aa)  Delinquency as of the 25th              Contracts      Balance     Delinquency as of Calendar Month     Contracts    Balance
            31-59 Days Delinquent                  64        3,068,906    31-59 Days Delinquent                     34     1,549,416
            60-89 Days Delinquent                   5          328,040    60-89 Days Delinquent                      5       248,389
             90+ Days Delinquent                    8          253,701    90+ Days Delinquent                        7       230,794

       3-Month Avg Thirty-Day Delinquency Ratio    2.49%                  3-Month Avg Thirty-Day Delinquency Ratio      1.33%
       3-Month Avg Sixty-Day Delinquency Ratio    0.46%                   3-Month Avg Sixty-Day Delinquency Ratio       0.35%


 (ab)  Section 3.05 Repurchases                                  0.00

 (ad)  Class R Distribution Amount                         173,869.30
       Reposession Profits                                       0.00

 (ae)  Principal Balance of Contracts in Repossession       25,491.32

 (af)  Aggregate Net Liquidation Losses                          0.00

 (ag)  (x) Class B-3 Formula Distribution Amount            46,452.83
       (y) Remaining Amount Available                       47,264.75
                                                           ----------
       Amount of (x) over (y)                                    0.00

 (ah)  Class B-2 Liquidation Loss Amount                         0.00

 (ai)  Guarantee Payment                                         0.00

 (aj)  Unadvanced Shortfalls                                     0.00
                                                   No.    $
 (ak)  Units repossessed                           1        26,770.49

 (al)  Principal Prepayments paid                          611,695.02

 (am)  Scheduled Principal Payments                        106,276.84

 (an)  Weighted Average Interest Rate                           10.04%

Bank of New York                          Determination Date:         02-Aug-00
Manufactured Housing Contracts            Remittance Date:            07-Aug-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:       25-Jul-00
                                          Lock-Out Date:                 Mar-04


                      Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                          1,392,378.35
(ii)  Monthly Advance made                                                                      0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                       5,405.43
(v)   Principal due Holders                                                                     0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                          44,568.25
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                    0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                      0.00
   (iii) Monthly Servicing Fee                                                             86,599.13
   (iv)  Reimbursable Liquidation Expenses                                                  4,000.00
   (v)   Section 6.04(c) reimbursement                                                          0.00
   (vi)  Section 8.06 reimbursement                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer                                       0.00

Total Due Servicer                                                                         90,599.13

Available Distribution Amount                                                           1,262,616.40
To Class A and B - Scheduled Principal and Interest                                     1,215,351.65

Monthly Excess Cashflow Class II                                                           47,264.75
Monthly Excess Cashflow Class I                                                           126,604.55

Accelerated Principal Payment                                                                   0.00

Weighted Average Remaining Term (months)                                                      257.00

       Scheduled Balance Computation

       Prior Month Balance                                                             83,135,169.26

       Current Balance                                               82,435,565.47
                         Adv Principal                                    6,885.55
                         Del Principal                                   25,253.62
       Pool Scheduled Balance                                                          82,417,197.40

       Principal Payments in Full                                       649,286.59
       Partial Prepayments                                              (37,591.57)

       Scheduled Principal                                              106,276.84

       Collateral Balance                                                              82,435,565.47

       Overcollateralization Amount                                                        3,097,139
       Required Overcollateralization Amount                                               3,097,139

Bank of New York                                Determination Date:    03-Jul-00
Manufactured Housing Contracts                  Remittance Date:       07-Jul-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Jun-00
                                                Lock-Out Date:            Mar-04

Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                        Class I A-1     Class I A-2     Class I A-3     Class I A-4
 (a) Class I A and Class I B Distribution Amounts                      2,146,883.54      208,450.00      208,533.33      180,240.41

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                         353,014.61
     (b) Partial Prepayments Received                                    155,256.74
     (c) Principal Payments in Full (Scheduled Balance)                1,370,993.57
     (d) Liquidated Contract Scheduled Balance                                 0.00
     (e) Section 3.05 Purchase Scheduled Balance                               0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)                0.00
                                                                      -------------   -------------   -------------   -------------
 Total Principal Distribution                                          1,879,264.92            0.00            0.00            0.00

 (c) Interest Distribution                                               267,618.62      208,450.00      208,533.33      180,240.41
     Unpaid Interest Shortfall                                                 0.00            0.00            0.00            0.00
                                                                      -------------   -------------   -------------   -------------
 Total Interest Distribution                                             267,618.62      208,450.00      208,533.33      180,240.41

 (d) Beginning Class I A and Class I B Principal Balance              47,559,029.54   33,000,000.00   32,000,000.00   27,189,000.00
     Less: Principal Distribution                                      1,879,264.92            0.00            0.00            0.00
                                                                      -------------   -------------   -------------   -------------
     Remaining Class A and Class B Principal Balance                  45,679,764.62   33,000,000.00   32,000,000.00   27,189,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                               183,642.74       (h)          Pool Factor
     Section 8.06 Reimbursement Amount                                         0.00     Class I A-1      0.84592157
     Section 6.02 Reimbursement Amount                                    19,515.43     Class I A-2      1.00000000
     Reimburseable Fees                                                        0.00     Class I A-3      1.00000000
                                                                      -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                 203,158.17     Class I A-5      1.00000000
                                                                                        Class I M-1      1.00000000
                                                                                        Class I B-1      1.00000000
                                                                                        Class I B-2      1.00000000

Information for Clauses (a) through (s), Section 7.01 -   GROUP I
                                                                        Class I A-5    Class I M-1      Class I B-1      Class I B-2
 (a) Class I A and Class I B Distribution Amounts                         62,398.10      52,601.54        56,347.92       98,605.00

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                      -------------   ------------     ------------   -------------
 Total Principal Distribution                                                  0.00           0.00             0.00            0.00

 (c) Interest Distribution                                                62,398.10      52,601.54        56,347.92       98,605.00
     Unpaid Interest Shortfall                                                 0.00           0.00             0.00            0.00
                                                                      -------------   ------------     ------------   -------------
 Total Interest Distribution                                              62,398.10      52,601.54        56,347.92       98,605.00

 (d) Beginning Class I A and Class I B Principal Balance               9,137,000.00   7,310,000.00     7,310,000.00   12,792,000.00
     Less: Principal Distribution                                              0.00           0.00             0.00            0.00
                                                                      -------------   ------------     ------------   -------------
     Remaining Class A and Class B Principal Balance                   9,137,000.00   7,310,000.00     7,310,000.00   12,792,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                          Original Balance         Rate
     Section 8.06 Reimbursement Amount                                54,000,000.00         6.7525%         6.62250%   Libor
     Section 6.02 Reimbursement Amount                                33,000,000.00         7.5800%            0.13%   Spread
     Reimburseable Fees                                               32,000,000.00         7.8200%
                                                                      27,189,000.00         7.9550%
 Total Fees Due Servicer                                               9,137,000.00         8.1950%
                                                                       7,310,000.00         8.6350%
                                                                       7,310,000.00         9.2500%
                                                                      12,792,000.00         9.2500%

Information for Clauses (a) through (s), Section 7.01 -   GROUP I

 (a) Class I A and Class I B Distribution Amounts

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                     1,254,667.71
 (c) Interest Distribution                                           1,134,794.92
     Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                           When
 (d) Beginning Class I A and Class I B Principal Balance                                     174,417,764.62
     Less: Principal Distribution                                    1,879,264.92          is less than
                                                                                             182,738,000.00
     Remaining Class A and Class B Principal Balance                                                   0.10
                                                                                              18,273,800.00
 (e) Fees Due Servicer                                                                      We can prepay
     Monthly Servicing Fee                                                           Rate
     Section 8.06 Reimbursement Amount                                  Class A-1    6.753%   47,559,029.54    3,211,423
     Section 6.02 Reimbursement Amount                                  Class A-2    7.580%   33,000,000.00    2,501,400
     Reimburseable Fees                                                 Class A-3    7.820%   32,000,000.00    2,502,400
                                                                        Class A-4    7.955%   27,189,000.00    2,162,885
 Total Fees Due Servicer                                                Class A-5    8.195%    9,137,000.00      748,777
                                                                        Class A-6    8.635%    7,310,000.00      631,219
                                                                        Class B-1    9.250%    7,310,000.00      676,175
                                                                        Class B-2    9.250%   12,792,000.00    1,183,260

                                                                                             176,297,029.54   13,617,539  7.72%

Bank of New York                          Determination Date:         03-Jul-00
Manufactured Housing Contracts            Remittance Date:            07-Jul-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                 For the Period Ended:       25-Jun-00
                                          Lock-Out Date:                 Mar-04


                                                                           Unpaid                                           Unpaid
                                                       No. of             Principal      Delinquency as          No. of    Principal
 (f) Delinquency as of the 25th                      Contracts             Balance     of Calendar Month       Contracts    Balance
       31-59 Days Delinquent                            229                7,074,143  31-59 Days Delinquent       147      4,382,112
       60-89 Days Delinquent                             48                1,553,289  60-89 Days Delinquent        37      1,208,440
        90+ Days Delinquent                              62                2,089,221  90+ Days Delinquent          62      2,076,099

     3-Month Avg Thirty-Day Delinquency Ratio  4.27%                                  3-Month Avg Thirty-Day
                                                                                      Delinquency Ratio                    na
     3-Month Avg Sixty-Day Delinquency Ratio   1.73%                                  3-Month Avg Sixty-Day
                                                                                      Delinquency Ratio                    na

 (g) Section 3.05 Repurchases                                                   0.00

 (i) Class R Distribution Amount                                                0.00     Acquistion Loss Amount
     Reposession Profits                                                        0.00
                                                                                      Current Month Acquisition
                                                                                      Loss  Amount                              0.00

 (j) Principal Balance of Contracts in Repossession                       812,220.91  Cumulative Acquisition
                                                                                      Loss Amount                          66,864.70

 (k) Aggregate Net Liquidation Losses                                           0.00

 (l) (x) Class B-2 Formula Distribution Amount                             98,605.00
     (y) Remaining Amount Available                                       218,477.79
                                                                       -------------
     Amount of (x) over (y)                                                     0.00

 (m) Class B-2 Liquidation Loss Amount                                          0.00

 (n) Guarantee Payment                                                          0.00

 (o) Unadvanced Shortfalls                                                      0.00

                                                                No.    $
 (p) Units repossessed                                           7        287,845.32

 (q) Principal Prepayments paid                                         1,526,250.31

 (r) Scheduled Principal Payments                                         353,014.61

 (s) Weighted Average Interest Rate                                            10.95%

Bank of New York                                Determination Date:    03-Jul-00
Manufactured Housing Contracts                  Remittance Date:       07-Jul-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Jun-00
                                                Lock-Out Date:            Mar-04

                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                       3,211,905.43
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                   228,817.72
(ii)  Monthly Advance made                                                                   0.00
(iii  Section 5.05 Certificate Fund Income-Vanderbilt                                   11,899.51
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                939.50
(v)   Principal due Holders                                                                  0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                      112,577.14
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                  3,894.22
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                 0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                   0.00
   (iii) Monthly Servicing Fee                                                         183,642.74
   (iv)  Reimbursable Liquidation Expenses                                              19,515.43
   (v)   Section 6.04 (c) reimbursement                                                      0.00
   (vi)  Section 8.06 reimbursement                                                          0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                               0.00

Total Due Servicer                                                                     203,158.17

Available Distribution Amount-Vanderbilt                                             2,908,069.63
Available Distribution Amount-SubServicer-21st                                         225,863.00
To Class A and B                                                                     3,014,059.84

Monthly Excess Cashflow                                                                119,872.79

Weighted Average Remaining Term (months)                                                   220.00

     Scheduled Balance Computation

     Prior Month Balance                                                           176,297,029.54

     Current Balance                                            174,485,639.56
                    Adv Principal                                    25,924.77
                    Del Principal                                    93,799.71
     Pool Scheduled Balance                                                        174,417,764.62

     Principal Payments in Full                                   1,370,993.57
     Partial Prepayments                                            155,256.74

     Scheduled Principal                                            353,014.61

     Collateral Balance                                                            174,485,639.56

Bank of New York                                Determination Date:    03-Jul-00
Manufactured Housing Contracts                  Remittance Date:       07-Jul-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Jun-00
                                                Lock-Out Date:            Mar-04

Information for Clauses (v) through (ap), Section 7.01 -  GROUP II
                                                                  Class II A-1        Class II B-1    Class II B-2     Class II B-3
 (v) Class II A and Class II B Distribution Amounts                1,316,204.11         53,688.98        35,377.01         44,917.01

 (w) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                     109,817.97
     (b) Partial Prepayments Received                                 28,099.32
     (c) Principal Payments in Full (Scheduled Balance)              687,387.05
     (d) Liquidated Contract Scheduled Balance                             0.00
     (e) Section 3.05 Purchase Scheduled Balance                           0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)            0.00
     (g) Accelerated Principal Payment                               138,487.85
                                                                  -------------      ------------     ------------     -------------
 Total Principal Distribution                                        963,792.19              0.00             0.00              0.00

 (x) Interest Distribution                                           352,411.92         53,688.98        35,377.01         44,917.01
     Unpaid Interest Shortfall                                             0.00              0.00             0.00              0.00
                                                                  -------------      ------------     ------------     -------------
 Total Interest Distribution                                         352,411.92         53,688.98        35,377.01         44,917.01

 (y) Beginning Class I A and Class I B Principal Balance          61,089,822.78      9,071,000.00     4,867,000.00      5,974,000.00
     Less: Principal Distribution                                    963,792.19              0.00             0.00              0.00
                                                                  -------------      ------------     ------------     -------------
     Remaining Class A and Class B Principal Balance              60,126,030.59      9,071,000.00     4,867,000.00      5,974,000.00

 (z) Fees Due Servicer
                                                                                                                         Original
     Monthly Servicing Fee                                            85,286.33         (ac)          Pool Factor         Balance
     Section 8.06 Reimbursement Amount                                     0.00      Class II A-1       0.87676671     68,577,000.00
     Section 6.02 Reimbursement Amount                                     0.00      Class II B-1       1.00000000      9,071,000.00
     Reimburseable Fees                                                    0.00      Class II B-2       1.00000000      4,867,000.00
                                                                  -------------      Class II B-3       1.00000000      5,974,000.00
 Total Fees Due Servicer                                              85,286.33




Information for Clauses (v) through (ap), Section 7.01 -  GROUP II
 (v) Class II A and Class II B Distribution Amounts

 (w) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
     (g) Accelerated Principal Payment

 Total Principal Distribution

 (x) Interest Distribution                                              486,394.92
     Unpaid Interest Shortfall

 Total Interest Distribution                                                        When
                                                                                      80,038,030.59
 (y) Beginning Class I A and Class I B Principal Balance                            is less than
     Less: Principal Distribution                                       963,792.19    88,489,000.00
                                                                                           X
     Remaining Class A and Class B Principal Balance                                           0.10
                                                                                       8,848,900.00
 (z) Fees Due Servicer                                                               We can prepaid

     Monthly Servicing Fee                                       Rate      Libor          Spread
     Section 8.06 Reimbursement Amount                          6.9225%    6.62250%            0.30%   61,089,823   4,228,943
     Section 6.02 Reimbursement Amount                          7.1025%                        0.48%    9,071,000     644,268
     Reimburseable Fees                                         8.7225%                        2.10%    4,867,000     424,524
                                                                9.0225%                        2.40%    5,974,000     539,004
                                                                                                       ----------------------
 Total Fees Due Servicer                                                                               81,001,823   5,836,739  7.21%

Bank of New York                                Determination Date:    03-Jul-00
Manufactured Housing Contracts                  Remittance Date:       07-Jul-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Jun-00
                                                Lock-Out Date:            Mar-04

                                                                            Unpaid                                           Unpaid
                                                           No. of          Principal     Delinquency as         No. of     Principal
 (aa) Delinquency as of the 25th                          Contracts         Balance     of Calendar Month      Contracts    Balance
        31-59 Days Delinquent                               38             1,951,512    31-59 Days Delinquent      14        794,953
        60-89 Days Delinquent                                6               161,623    60-89 Days Delinquent       5        138,716
          90+ Days Delinquent                                3               133,351    90+ Days Delinquent         2         92,078

      3-Month Avg Thirty-Day Delinquency Ratio  1.80%                                   3-Month Avg Thirty-Day
                                                                                        Delinquency Ratio                    na
      3-Month Avg Sixty-Day Delinquency Ratio   0.35%                                   3-Month Avg Sixty-Day
                                                                                        Delinquency Ratio                    na


 (ab) Section 3.05 Repurchases                                                   0.00

 (ad) Class R Distribution Amount                                                0.00
      Reposession Profits                                                        0.00

 (ae) Principal Balance of Contracts in Repossession                        75,806.42

 (af) Aggregate Net Liquidation Losses                                           0.00

 (ag) (x) Class B-3 Formula Distribution Amount                             44,917.01
      (y) Remaining Amount Available                                        18,615.06
                                                                          -----------
      Amount of (x) over (y)                                                26,301.95

 (ah) Class B-2 Liquidation Loss Amount                                          0.00

 (ai) Guarantee Payment                                                          0.00

 (aj) Unadvanced Shortfalls                                                      0.00
                                                                   No.    $
 (ak) Units repossessed                                             2       80,073.94

 (al) Principal Prepayments paid                                           715,486.37

 (am) Scheduled Principal Payments                                         109,817.97

 (an) Weighted Average Interest Rate                                            10.05%


Bank of New York                                Determination Date:    03-Jul-00
Manufactured Housing Contracts                  Remittance Date:       07-Jul-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                    For the Period Ended:  25-Jun-00
                                                Lock-Out Date:            Mar-04



                  Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                           1,448,064.78
(ii)  Monthly Advance made                                                                       0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                        5,704.97
(v)   Principal due Holders                                                                      0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                           38,169.10
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                     0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                       0.00
   (iii) Monthly Servicing Fee                                                              85,286.33
   (iv)  Reimbursable Liquidation Expenses                                                       0.00
   (v)   Section 6.04(c) reimbursement                                                           0.00
   (vi)  Section 8.06 reimbursement                                                              0.00
   (vii) Amounts not required to be deposited-SubServicer                                        0.00

Total Due Servicer                                                                          85,286.33

Available Distribution Amount                                                            1,330,314.32
To Class A and B - Scheduled Principal and Interest                                      1,311,699.26

Monthly Excess Cashflow Class II                                                            18,615.06
Monthly Excess Cashflow Class I                                                            119,872.79

Accelerated Principal Payment                                                              138,487.85

Weighted Average Remaining Term (months)                                                       258.00

     Scheduled Balance Computation

     Prior Month Balance                                                                83,960,473.60

     Current Balance                                               83,149,020.82
                      Adv Principal                                     6,206.89
                      Del Principal                                    20,058.45
     Pool Scheduled Balance                                                             83,135,169.26

     Principal Payments in Full                                       687,387.05
     Partial Prepayments                                               28,099.32

     Scheduled Principal                                              109,817.97

     Collateral Balance                                                                 83,149,020.82

     Overcollateralization Amount                                                           3,097,139
     Required Overcollateralization Amount                                                  3,097,139

Bank of New York                         Determination Date:          02-Jun-00
Manufactured Housing Contracts           Remittance Date:             07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:        25-May-00
                                         Lock-Out Date:                  Mar-04

Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                                           Class I A-1        Class I A-2      Class I A-3
  (a)   Class I A and Class I B Distribution Amounts                         2,230,684.32       208,450.00        208,533.33

  (b)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due                                            357,833.97
        (b) Partial Prepayments Received                                       419,918.73
        (c) Principal Payments in Full (Scheduled Balance)                   1,182,381.61
        (d) Liquidated Contract Scheduled Balance                                    0.00
        (e) Section 3.05 Purchase Scheduled Balance                                  0.00
        (f) Previously Undistributed Shortfalls in (a) through (e)                   0.00
                                                                            -------------    -------------     -------------
 Total Principal Distribution                                                1,960,134.31             0.00              0.00

  (c)   Interest Distribution                                                  270,550.01       208,450.00        208,533.33
        Unpaid Interest Shortfall                                                    0.00             0.00              0.00
                                                                            -------------    -------------     -------------
 Total Interest Distribution                                                   270,550.01       208,450.00        208,533.33

  (d)   Beginning Class I A and Class I B Principal Balance                 49,519,163.85    33,000,000.00     32,000,000.00
        Less: Principal Distribution                                         1,960,134.31             0.00              0.00
                                                                            -------------    -------------     -------------
        Remaining Class A and Class B Principal Balance                     47,559,029.54    33,000,000.00     32,000,000.00

  (e)   Fees Due Servicer
        Monthly Servicing Fee                                                        0.00         (h)          Pool Factor
        Section 8.06 Reimbursement Amount                                            0.00      Class I A-1        0.88072277
        Section 6.02 Reimbursement Amount                                       26,000.00      Class I A-2        1.00000000
        Reimburseable Fees                                                           0.00      Class I A-3        1.00000000
                                                                            -------------      Class I A-4        1.00000000
 Total Fees Due Servicer                                                        26,000.00      Class I A-5        1.00000000
                                                                                               Class I M-1        1.00000000
                                                                                               Class I B-1        1.00000000
                                                                                               Class I B-2        1.00000000


Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                                            Class I A-4      Class I A-5       Class I M-1
  (a)   Class I A and Class I B Distribution Amounts                          180,240.41         62,398.10        52,601.54

  (b)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                           -------------      ------------     ------------
 Total Principal Distribution                                                       0.00              0.00             0.00

  (c)   Interest Distribution                                                 180,240.41         62,398.10        52,601.54
        Unpaid Interest Shortfall                                                   0.00              0.00             0.00
                                                                           -------------      ------------     ------------
 Total Interest Distribution                                                  180,240.41         62,398.10        52,601.54

  (d)   Beginning Class I A and Class I B Principal Balance                27,189,000.00      9,137,000.00     7,310,000.00
        Less: Principal Distribution                                                0.00              0.00             0.00
                                                                           -------------      ------------     ------------
        Remaining Class A and Class B Principal Balance                    27,189,000.00      9,137,000.00     7,310,000.00

  (e)   Fees Due Servicer
        Monthly Servicing Fee                                                            Original Balance              Rate
        Section 8.06 Reimbursement Amount                                                    54,000,000.00          6.5563%
        Section 6.02 Reimbursement Amount                                                    33,000,000.00          7.5800%
        Reimburseable Fees                                                                   32,000,000.00          7.8200%
                                                                                             27,189,000.00          7.9550%
 Total Fees Due Servicer                                                                      9,137,000.00          8.1950%
                                                                                              7,310,000.00          8.6350%
                                                                                              7,310,000.00          9.2500%
                                                                                             12,792,000.00          9.2500%

Information for Clauses (a) through (s), Section 7.01 -      GROUP I
                                                                                Class I B-1      Class I B-2
  (a)   Class I A and Class I B Distribution Amounts                                56,347.92       98,605.00

  (b)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                                 ------------    -------------
 Total Principal Distribution                                                            0.00            0.00
                                                                                                                     1,767,199.52
  (c)   Interest Distribution                                                       56,347.92       98,605.00        1,137,726.31
        Unpaid Interest Shortfall                                                        0.00            0.00
                                                                                 ------------    -------------
 Total Interest Distribution                                                        56,347.92       98,605.00

  (d)   Beginning Class I A and Class I B Principal Balance                      7,310,000.00    12,792,000.00
        Less: Principal Distribution                                                     0.00             0.00       1,960,134.31
                                                                                 ------------    -------------
        Remaining Class A and Class B Principal Balance                          7,310,000.00    12,792,000.00

  (e)   Fees Due Servicer
        Monthly Servicing Fee
        Section 8.06 Reimbursement Amount                                            6.42625%    Libor                  Class A-1
        Section 6.02 Reimbursement Amount                                               0.13%    Spread                 Class A-2
        Reimburseable Fees                                                                                              Class A-3
                                                                                                                        Class A-4
 Total Fees Due Servicer                                                                                                Class A-5
                                                                                                                        Class A-6
                                                                                                                        Class B-1
                                                                                                                        Class B-2

Information for Clauses (a) through (s), Section 7.01 -      GROUP I

  (a)   Class I A and Class I B Distribution Amounts

  (b)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution

  (c)   Interest Distribution
        Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                     When
  (d)   Beginning Class I A and Class I B Principal Balance                          176,297,029.54
        Less: Principal Distribution                                                 is less than
                                                                                     182,738,000.00
        Remaining Class A and Class B Principal Balance                                        0.10
                                                                                      18,273,800.00
  (e)   Fees Due Servicer                                                            We can prepay
        Monthly Servicing Fee                                                Rate
        Section 8.06 Reimbursement Amount                                     6.556%  49,519,163.85   3,246,600
        Section 6.02 Reimbursement Amount                                     7.580%  33,000,000.00   2,501,400
        Reimburseable Fees                                                    7.820%  32,000,000.00   2,502,400
                                                                              7.955%  27,189,000.00   2,162,885
 Total Fees Due Servicer                                                      8.195%   9,137,000.00     748,777
                                                                              8.635%   7,310,000.00     631,219
                                                                              9.250%   7,310,000.00     676,175
                                                                              9.250%  12,792,000.00   1,183,260

                                                                                     178,257,163.85  13,652,716     7.66%

Bank of New York                         Determination Date:          02-Jun-00
Manufactured Housing Contracts           Remittance Date:             07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:        25-May-00
                                         Lock-Out Date:                  Mar-04

                                                              Unpaid                                                        Unpaid
                                                 No. of      Principal                                           No. of    Principal
  (f)   Delinquency as of the 25th             Contracts      Balance     Delinquency as of Calendar Month     Contracts    Balance
         31-59 Days Delinquent                    229        7,460,579    31-59 Days Delinquent                   210      6,758,041
         60-89 Days Delinquent                     65        2,164,000    60-89 Days Delinquent                   59       2,011,354
          90+ Days Delinquent                      20          614,754    90+ Days Delinquent                     46       1,366,379

        3-Month Avg Thirty-Day Delinquency Ratio  4.31%                   3-Month Avg Thirty-Day Delinquency Ratio             na
        3-Month Avg Sixty-Day Delinquency Ratio   1.47%                   3-Month Avg Sixty-Day Delinquency Ratio              na

  (g)   Section 3.05 Repurchases                                  0.00

  (i)   Class R Distribution Amount                               0.00
        Reposession Profits                                       0.00

  (j)   Principal Balance of Contracts in Repossession      946,017.52

  (k)   Aggregate Net Liquidation Losses                          0.00

  (l)   (x) Class B-2 Formula Distribution Amount            98,605.00
        (y) Remaining Amount Available                      728,078.21
                                                          ------------
        Amount of (x) over (y)                                    0.00

  (m)   Class B-2 Liquidation Loss Amount                         0.00

  (n)   Guarantee Payment                                         0.00

  (o)   Unadvanced Shortfalls                                     0.00

                                              No.        $

  (p)   Units repossessed                     18            512,537.46

  (q)   Principal Prepayments paid                        1,602,300.34

  (r)   Scheduled Principal Payments                        357,833.97

  (s)   Weighted Average Interest Rate                          10.97%

Bank of New York                         Determination Date:          02-Jun-00
Manufactured Housing Contracts           Remittance Date:             07-Jun-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                For the Period Ended:        25-May-00
                                         Lock-Out Date:                  Mar-04


                       Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt               3,537,794.21
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st           363,147.25
(ii)  Monthly Advance made                                                           0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                           11,961.21
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                        907.29
(v)   Principal due Holders                                                          0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                              145,995.92
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                         14,480.21
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                         0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                           0.00
   (iii) Monthly Servicing Fee                                                       0.00
   (iv)  Reimburseable Liquidation Expenses                                     26,000.00
   (v)   Section 6.04 (c) reimbursement                                              0.00
   (vi)  Section 8.06 reimbursement                                                  0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                       0.00

Total Due Servicer                                                              26,000.00

Available Distrubution Amount-Vanderbilt                                     3,377,759.50
Available Distrubution Amount-SubServicer-21st                                 349,574.33
To Class A and B                                                             3,097,860.62

Monthly Excess Cashflow                                                        629,473.21

Weighted Average Remaining Term (months)                                           221.00

        Scheduled Balance Computation

        Prior Month Balance                                                178,257,163.85

        Current Balance                                   176,347,552.82
                   Adv Principal                               35,339.51
                   Del Principal                               85,862.79
        Pool Scheduled Balance                                             176,297,029.54

        Principal Payments in Full                          1,182,381.61
        Partial Prepayments                                   419,918.73

        Scheduled Principal                                   357,833.97

        Collateral Balance                                                 176,347,552.82

Bank of New York                               Determination Date:     02-Jun-00
Manufactured Housing Contracts                 Remittance Date:        07-Jun-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                   For the Period Ended:   25-May-00
                                               Lock-Out Date:             Mar-04


Information for Clauses (v) through (ap), Section 7.01 -   GROUP II
                                                                     Class II A-1     Class II B-1     Class II B-2    Class II B-3
 (v) Class II A and Class II B Distribution Amounts                  2,606,044.34       52,205.49        34,581.05        43,940.01

 (w) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                       113,326.67
     (b) Partial Prepayments Received                                   27,592.69
     (c) Principal Payments in Full (Scheduled Balance)              1,140,081.00
     (d) Liquidated Contract Scheduled Balance                               0.00
     (e) Section 3.05 Purchase Scheduled Balance                             0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
     (g) Accelerated Principal Payment                                 970,005.44
                                                                    -------------    ------------     ------------    -------------
 Total Principal Distribution                                        2,251,005.80            0.00             0.00             0.00

 (x) Interest Distribution                                             355,038.54       52,205.49        34,581.05        43,940.01
     Unpaid Interest Shortfall                                               0.00            0.00             0.00             0.00
                                                                    -------------    ------------     ------------    -------------
 Total Interest Distribution                                           355,038.54       52,205.49        34,581.05        43,940.01

 (y) Beginning Class I A and Class I B Principal Balance            63,340,828.58    9,071,000.00     4,867,000.00     5,974,000.00
     Less: Principal Distribution                                    2,251,005.80            0.00             0.00             0.00
                                                                    -------------    ------------     ------------    -------------
     Remaining Class A and Class B Principal Balance                61,089,822.78    9,071,000.00     4,867,000.00     5,974,000.00


 (z) Fees Due Servicer                                                                                                   Original
     Monthly Servicing Fee                                                   0.00       (ac)          Pool Factor         Balance
     Section 8.06 Reimbursement Amount                                       0.00    Class II A-1       0.89082087    68,577,000.00
     Section 6.02 Reimbursement Amount                                  10,000.00    Class II B-1       1.00000000     9,071,000.00
     Reimburseable Fees                                                      0.00    Class II B-2       1.00000000     4,867,000.00
                                                                    -------------    Class II B-3       1.00000000     5,974,000.00
     Total Fees Due Servicer                                            10,000.00




Information for Clauses (v) through (ap), Section 7.01 -   GROUP II

 (v) Class II A and Class II B Distribution Amounts

 (w) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
     (g) Accelerated Principal Payment

 Total Principal Distribution

 (x) Interest Distribution                                               485,765.09
     Unpaid Interest Shortfall

 Total Interest Distribution                                                        When
                                                                                       81,001,822.78
 (y) Beginning Class I A and Class I B Principal Balance                            is less than
     Less: Principal Distribution                                      2,251,005.80    88,489,000.00
                                                                                            X
     Remaining Class A and Class B Principal Balance                                            0.10
                                                                                        8,848,900.00
 (z) Fees Due Servicer                                                               We can prepaid
     Monthly Servicing Fee                                       Rate      Libor             Spread
     Section 8.06 Reimbursement Amount                         6.7263%      6.42625%            0.30%   63,340,829   4,260,462
     Section 6.02 Reimbursement Amount                         6.9063%                          0.48%    9,071,000     626,466
     Reimburseable Fees                                        8.5263%                          2.10%    4,867,000     414,973
                                                               8.8263%                          2.40%    5,974,000     527,280
     Total Fees Due Servicer                                                                            ----------------------
                                                                                                        83,252,829   5,829,181 7.00%



Bank of New York                               Determination Date:     02-Jun-00
Manufactured Housing Contracts                 Remittance Date:        07-Jun-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                   For the Period Ended:   25-May-00
                                               Lock-Out Date:             Mar-04


                                                                            Unpaid                                           Unpaid
                                                           No. of         Principal      Delinquency as         No. of     Principal
 (aa) Delinquency as of the 25th                         Contracts         Balance     of Calendar Month      Contracts     Balance
         31-59 Days Delinquent                              27             1,173,558   31-59 Days Delinquent      21        966,518
         60-89 Days Delinquent                               4               170,526   60-89 Days Delinquent       2         79,842
          90+ Days Delinquent                                2                88,479   90+ Days Delinquent         2         88,479

      3-Month Avg Thirty-Day Delinquency Ratio    1.40%                                3-Month Avg Thirty-Day
                                                                                       Delinquency Ratio                    na
      3-Month Avg Sixty-Day Delinquency Ratio     0.31%                                3-Month Avg Sixty-Day
                                                                                       Delinquency Ratio                    na

 (ab) Section 3.05 Repurchases                                                  0.00

 (ad) Class R Distribution Amount                                               0.00
      Reposession Profits                                                       0.00

 (ae) Principal Balance of Contracts in Repossession                       61,103.92

 (af) Aggregate Net Liquidation Losses                                          0.00

 (ag) (x) Class B-3 Formula Distribution Amount                            43,940.01
      (y) Remaining Amount Available                                      340,532.23
                                                                       -------------
      Amount of (x) over (y)                                                    0.00

 (ah) Class B-2 Liquidation Loss Amount                                         0.00

 (ai) Guarantee Payment                                                         0.00

 (aj) Unadvanced Shortfalls                                                     0.00
                                                                  No.  $
 (ak) Units repossessed                                            1       63,525.63

 (al) Principal Prepayments paid                                        1,167,673.69

 (am) Scheduled Principal Payments                                        113,326.67

 (an) Weighted Average Interest Rate                                           10.06%


Bank of New York                               Determination Date:     02-Jun-00
Manufactured Housing Contracts                 Remittance Date:        07-Jun-00
Senior/Subordinated Pass-Through Certificates
Series 2000A                                   For the Period Ended:   25-May-00
                                               Lock-Out Date:             Mar-04



                  Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                              2,155,246.05
(ii)  Monthly Advance made                                                                          0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                           6,929.20
(v)   Principal due Holders                                                                         0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                              44,877.57
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                        0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                          0.00
   (iii) Monthly Servicing Fee                                                                      0.00
   (iv)  Reimburseable Liquidation Expenses                                                    10,000.00
   (v)   Section 6.04(c) reimbursement                                                              0.00
   (vi)  Section 8.06 reimbursement                                                                 0.00
   (vii) Amounts not required to be deposited-SubServicer                                           0.00

Total Due Servicer                                                                             10,000.00

Available Distrubution Amount                                                               2,107,297.68
To Class A and B - Scheduled Principal and Interest                                         1,766,765.45

Monthly Excess Cashflow Class II                                                              340,532.23
Monthly Excess Cashflow Class I                                                               629,473.21

Accelerated Principal Payment                                                                 970,005.44

Weighted Average Remaining Term (months)                                                          259.00

       Scheduled Balance Computation

       Prior Month Balance                                                                 85,241,473.96

       Current Balance                                             83,970,191.12
                       Adv Principal                                    6,740.95
                       Del Principal                                   16,458.47
       Pool Scheduled Balance                                                              83,960,473.60

       Principal Payments in Full                                   1,140,081.00
       Partial Prepayments                                             27,592.69

       Scheduled Principal                                            113,326.67

       Collateral Balance                                                                  83,970,191.12

       Overcollateralization Amount                                                            2,958,651
       Required Overcollateralization Amount                                                   3,097,139

Bank of New York                            Determination Date:        03-May-00
Manufactured Housing Contracts              Remittance Date:           08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Apr-00
                                            Lock-Out Date:                Mar-04

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                    Class I A-1     Class I A-2     Class I A-3      Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                 1,738,532.13     208,450.00      208,533.33       180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                    353,950.63
       (b) Partial Prepayments Received                               130,272.37
       (c) Principal Payments in Full (Scheduled Balance)             979,537.72
       (d) Liquidated Contract Scheduled Balance                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                          0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
                                                                   -------------  -------------   -------------    -------------
 Total Principal Distribution                                       1,463,760.72           0.00            0.00             0.00

 (c)   Interest Distribution                                          274,771.41     208,450.00      208,533.33       180,240.41
       Unpaid Interest Shortfall                                            0.00           0.00            0.00             0.00
                                                                   -------------  -------------   -------------    -------------
 Total Interest Distribution                                          274,771.41     208,450.00      208,533.33       180,240.41

 (d)   Beginning Class I A and Class I B Principal Balance         50,982,924.57  33,000,000.00   32,000,000.00    27,189,000.00
       Less: Principal Distribution                                 1,463,760.72           0.00            0.00             0.00
                                                                   -------------  -------------   -------------    -------------
       Remaining Class A and Class B Principal Balance             49,519,163.85  33,000,000.00   32,000,000.00    27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                0.00      (h)           Pool Factor
       Section 8.06 Reimbursement Amount                                    0.00    Class I A-1      0.91702155
       Section 6.02 Reimbursement Amount                               12,518.00    Class I A-2      1.00000000
       Reimburseable Fees                                                   0.00    Class I A-3      1.00000000
                                                                   -------------    Class I A-4      1.00000000
 Total Fees Due Servicer                                               12,518.00    Class I A-5      1.00000000
                                                                                    Class I M-1      1.00000000
                                                                                    Class I B-1      1.00000000
                                                                                    Class I B-2      1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                         Class I A-5    Class I M-1    Class I B-1     Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                       62,398.10      52,601.54       56,347.92       98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                       ------------   ------------    ------------   -------------
 Total Principal Distribution                                                  0.00           0.00            0.00            0.00

 (c)   Interest Distribution                                              62,398.10      52,601.54       56,347.92       98,605.00
       Unpaid Interest Shortfall                                               0.00           0.00            0.00            0.00
                                                                       ------------   ------------    ------------   -------------
 Total Interest Distribution                                              62,398.10      52,601.54       56,347.92       98,605.00

 (d)   Beginning Class I A and Class I B Principal Balance             9,137,000.00   7,310,000.00    7,310,000.00   12,792,000.00
       Less: Principal Distribution                                            0.00           0.00            0.00            0.00
                                                                       ------------   ------------    ------------   -------------
       Remaining Class A and Class B Principal Balance                 9,137,000.00   7,310,000.00    7,310,000.00   12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                        Original Balance        Rate
       Section 8.06 Reimbursement Amount                              54,000,000.00        6.2588%        6.12875%   Libor
       Section 6.02 Reimbursement Amount                              33,000,000.00        7.5800%           0.13%   Spread
       Reimburseable Fees                                             32,000,000.00        7.8200%
                                                                      27,189,000.00        7.9550%
 Total Fees Due Servicer                                               9,137,000.00        8.1950%
                                                                       7,310,000.00        8.6350%
                                                                       7,310,000.00        9.2500%
                                                                      12,792,000.00        9.2500%
Information for Clauses (a) through (s), Section 7.01 - GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                   1,590,434.43

 (c)   Interest Distribution                                       1,141,947.71
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                          When
 (d)   Beginning Class I A and Class I B Principal Balance                                  178,257,163.85
       Less: Principal Distribution                                1,463,760.72            is less than
                                                                                            182,738,000.00
       Remaining Class A and Class B Principal Balance                                                0.10
                                                                                             18,273,800.00
 (e)   Fees Due Servicer                                                                  We can prepay
       Monthly Servicing Fee                                                        Rate
       Section 8.06 Reimbursement Amount                              Class A-1    6.259%    50,982,924.57    3,190,894
       Section 6.02 Reimbursement Amount                              Class A-2    7.580%    33,000,000.00    2,501,400
       Reimburseable Fees                                             Class A-3    7.820%    32,000,000.00    2,502,400
                                                                      Class A-4    7.955%    27,189,000.00    2,162,885
 Total Fees Due Servicer                                              Class A-5    8.195%     9,137,000.00      748,777
                                                                      Class A-6    8.635%     7,310,000.00      631,219
                                                                      Class B-1    9.250%     7,310,000.00      676,175
                                                                      Class B-2    9.250%    12,792,000.00    1,183,260

                                                                                            179,720,924.57   13,597,009   7.57%

Bank of New York                            Determination Date:        03-May-00
Manufactured Housing Contracts              Remittance Date:           08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Apr-00
                                            Lock-Out Date:                Mar-04

                                                                                           Unpaid
                                                                       No. of             Principal
 (f)   Delinquency                                                    Contracts            Balance

        31-59 Days Delinquent                                            243               8,051,431
        60-89 Days Delinquent                                            49                1,597,523
         90+ Days Delinquent                                             38                1,104,249

       3-Month Avg Thirty-Day Delinquency Ratio       4.43%
       3-Month Avg Sixty-Day Delinquency Ratio        1.41%

 (g)   Section 3.05 Repurchases                                                                 0.00

 (i)   Class R Distribution Amount                                                              0.00
       Reposession Profits                                                                      0.00

 (j)   Principal Balance of Contracts in Repossession                                     550,081.39

 (k)   Aggregate Net Liquidation Losses                                                         0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                           98,605.00
       (y) Remaining Amount Available                                                     547,091.72
                                                                                        ------------
       Amount of (x) over (y)                                                                   0.00

 (m)   Class B-2 Liquidation Loss Amount                                                        0.00

 (n)   Guarantee Payment                                                                        0.00

 (o)   Unadvanced Shortfalls                                                                    0.00

                                                                                 No.        $

 (p)   Units repossessed                                                          14      402,281.23

 (q)   Principal Prepayments paid                                                       1,109,810.09

 (r)   Scheduled Principal Payments                                                       353,950.63

 (s)   Weighted Average Interest Rate                                                          10.97%

Bank of New York                            Determination Date:        03-May-00
Manufactured Housing Contracts              Remittance Date:           08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Apr-00
                                            Lock-Out Date:                Mar-04

                      Computation of Available Distribution Amount
(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                             2,820,766.17
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                         391,384.12
(ii)  Monthly Advance made                                                                         0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                          6,523.16
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                      758.76
(v)   Principal due Holders                                                                        0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                            140,142.23
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer-21st                                       12,576.83
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                       0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                         0.00
   (iii) Monthly Servicing Fee                                                                     0.00
   (iv)  Reimburseable Liquidation Expenses                                                   12,518.00
   (v)   Section 6.04(c) reimbursement                                                             0.00
   (vi)  Section 8.06 reimbursement                                                                0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                                     0.00

Total Due Servicer                                                                            12,518.00

Available Distrubution Amount-Vanderbilt                                                   2,674,629.10
Available Distrubution Amount-SubServicer-21st                                               379,566.05
To Class A and B                                                                           2,605,708.43

Monthly Excess Cashflow                                                                      448,486.72

Weighted Average Remaining Term (months)                                                         222.00

       Scheduled Balance Computation

       Prior Month Balance                                                               179,720,924.57

       Current Balance                                                   178,301,752.36
                  Adv Principal                                               33,445.93
                  Del Principal                                               78,034.44
       Pool Scheduled Balance                                                            178,257,163.85

       Principal Payments in Full                                            979,537.72
       Partial Prepayments                                                   130,272.37

       Scheduled Principal                                                   353,950.63

       Collateral Balance                                                                178,301,752.36

Bank of New York                             Determination Date:       03-May-00
Manufactured Housing Contracts               Remittance Date:          08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                    For the Period Ended:     25-Apr-00
                                             Lock-Out Date:               Mar-04

Information for Clauses (v) through (ap), Section 7.01 - GROUP II

                                                                    Class II A-1      Class II B-1    Class II B-2    Class II B-3
 (v)   Class II A and Class II B Distribution Amounts               2,112,871.10        51,621.86       34,486.92        43,874.26

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                    111,516.72
       (b) Partial Prepayments Received                                59,841.64
       (c) Principal Payments in Full (Scheduled Balance)             985,974.03
       (d) Liquidated Contract Scheduled Balance                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                          0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
       (g) Accelerated Principal Payment                              595,243.38
                                                                   -------------     ------------    ------------     ------------
 Total Principal Distribution                                       1,752,575.77             0.00            0.00             0.00

 (x)   Interest Distribution                                          360,295.33        51,621.86       34,486.92        43,874.26
       Unpaid Interest Shortfall                                            0.00             0.00            0.00             0.00
                                                                   -------------     ------------    ------------     ------------
 Total Interest Distribution                                          360,295.33        51,621.86       34,486.92        43,874.26

 (y)   Beginning Class I A and Class I B Principal Balance         65,083,800.47     9,071,000.00    4,867,000.00     5,974,000.00
       Less: Principal Distribution                                 1,752,575.77             0.00            0.00             0.00
                                                                   -------------     ------------    ------------     ------------
       Remaining Class A and Class B Principal Balance             63,331,224.70     9,071,000.00    4,867,000.00     5,974,000.00

 (z)   Fees Due Servicer
       Monthly Servicing Fee                                                0.00        (ac)          Pool Factor  Original Balance
       Section 8.06 Reimbursement Amount                                    0.00     Class II A-1      0.92350533    68,577,000.00
       Section 6.02 Reimbursement Amount                                4,000.00     Class II B-1      1.00000000     9,071,000.00
       Reimburseable Fees                                                   0.00     Class II B-2      1.00000000     4,867,000.00
                                                                                     Class II B-3      1.00000000     5,974,000.00
                                                                   -------------
 Total Fees Due Servicer                                                4,000.00


Information for Clauses (v) through (ap), Section 7.01 - GROUP II

 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution                                          490,278.37
       Unpaid Interest Shortfall

 Total Interest Distribution                                                    When
                                                                                   83,243,224.70
 (y)   Beginning Class I A and Class I B Principal Balance                      is less than
       Less: Principal Distribution                                 1,752,575.77   88,489,000.00
                                                                                         X
       Remaining Class A and Class B Principal Balance                                      0.10
                                                                                    8,848,900.00
 (z)   Fees Due Servicer                                                           We can prepaid
       Monthly Servicing Fee                                      Rate    Libor           Spread
       Section 8.06 Reimbursement Amount                       6.4288%   6.12875%          0.30%   65,083,800   4,184,075
       Section 6.02 Reimbursement Amount                       6.6088%                     0.48%    9,071,000     599,480
       Reimburseable Fees                                      8.2288%                     2.10%    4,867,000     400,493
                                                               8.5288%                     2.40%    5,974,000     509,508
                                                                                                  ------------------------
 Total Fees Due Servicer                                                                           84,995,800   5,693,555   6.70%

Bank of New York                             Determination Date:       03-May-00
Manufactured Housing Contracts               Remittance Date:          08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                    For the Period Ended:     25-Apr-00
                                             Lock-Out Date:               Mar-04

                                                                                   Unpaid
                                                                 No. of           Principal
 (aa)  Delinquency                                              Contracts          Balance

          31-59 Days Delinquent                                    31             1,414,670
          60-89 Days Delinquent                                     4               272,373
           90+ Days Delinquent                                      1                61,971

       3-Month Avg Thirty-Day Delinquency Ratio    1.19%
       3-Month Avg Sixty-Day Delinquency Ratio     0.22%

 (ab)  Section 3.05 Repurchases                                                        0.00

 (ad)  Class R Distribution Amount                                                     0.00
       Reposession Profits                                                             0.00

 (ae)  Principal Balance of Contracts in Repossession                             40,540.12

 (af)  Aggregate Net Liquidation Losses                                                0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                                  43,874.26
       (y) Remaining Amount Available                                            146,756.66
                                                                              -------------
       Amount of (x) over (y)                                                          0.00

 (ah)  Class B-2 Liquidation Loss Amount                                               0.00

 (ai)  Guarantee Payment                                                               0.00

 (aj)  Unadvanced Shortfalls                                                           0.00
                                                                        No.        $
 (ak)  Units repossessed                                                  1       43,725.89

 (al)  Principal Prepayments paid                                              1,045,815.67

 (am)  Scheduled Principal Payments                                              111,516.72

 (an)  Weighted Average Interest Rate                                                 10.06%

Bank of New York                             Determination Date:       03-May-00
Manufactured Housing Contracts               Remittance Date:          08-May-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                    For the Period Ended:     25-Apr-00
                                             Lock-Out Date:               Mar-04

                      Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                  1,833,592.17
(ii) Monthly Advance made                                                              0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                               4,279.87
(v) Principal due Holders                                                              0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                   39,504.62
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                           0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                             0.00
   (iii) Monthly Servicing Fee                                                         0.00
   (iv)  Reimburseable Liquidation Expenses                                        4,000.00
   (v)   Section 6.04(c) reimbursement                                                 0.00
   (vi)  Section 8.06 reimbursement                                                    0.00
   (vii) Amounts not required to be deposited-SubServicer                              0.00

Total Due Servicer                                                                 4,000.00

Available Distrubution Amount                                                  1,794,367.42
To Class A and B - Scheduled Principal and Interest                            1,647,610.76

Monthly Excess Cashflow Class II                                                 146,756.66
Monthly Excess Cashflow Class I                                                  448,486.72

Accelerated Principal Payment                                                    595,243.38

Weighted Average Remaining Term (months)                                             260.00

       Scheduled Balance Computation

       Prior Month Balance                                                    86,398,806.35

       Current Balance                                        85,253,180.85
                     Adv Principal                                 5,515.28
                     Del Principal                                17,222.17
       Pool Scheduled Balance                                                 85,241,473.96

       Principal Payments in Full                                985,974.03
       Partial Prepayments                                        59,841.64

       Scheduled Principal                                       111,516.72

       Collateral Balance                                                     85,253,180.85

       Overcollateralization Amount                                               1,998,249
       Required Overcollateralization Amount                                      3,097,139

Bank of New York                              Determination Date:      04-Apr-00
Manufactured Housing Contracts                Remittance Date:         07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                     For the Period Ended:    25-Mar-00
                                              Lock-Out Date:              Mar-04

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                     Class I A-1       Class I A-2      Class I A-3    Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                  1,756,446.69        208,450.00      208,533.33     180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                     342,485.26
       (b) Partial Prepayments Received                                118,737.08
       (c) Principal Payments in Full (Scheduled Balance)            1,020,935.80
       (d) Liquidated Contract Scheduled Balance                             0.00
       (e) Section 3.05 Purchase Scheduled Balance                           0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)            0.00
                                                                    -------------     -------------   -------------   -------------
 Total Principal Distribution                                        1,482,158.14              0.00            0.00            0.00

 (c)   Interest Distribution                                           274,288.55        208,450.00      208,533.33      180,240.41
       Unpaid Interest Shortfall                                             0.00              0.00            0.00            0.00
                                                                    -------------     -------------   -------------   -------------
 Total Interest Distribution                                           274,288.55        208,450.00      208,533.33      180,240.41

 (d)   Beginning Class I A and Class I B Principal Balance          52,465,082.71     33,000,000.00   32,000,000.00   27,189,000.00
       Less: Principal Distribution                                  1,482,158.14              0.00            0.00            0.00
                                                                    -------------     -------------   -------------   -------------
       Remaining Class A and Class B Principal Balance              50,982,924.57     33,000,000.00   32,000,000.00   27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                 0.00         (h)           Pool Factor
       Section 8.06 Reimbursement Amount                                     0.00      Class I A-1       0.94412823
       Section 6.02 Reimbursement Amount                                 6,000.00      Class I A-2       1.00000000
       Reimburseable Fees                                                    0.00      Class I A-3       1.00000000
                                                                    -------------      Class I A-4       1.00000000
 Total Fees Due Servicer                                                 6,000.00      Class I A-5       1.00000000
                                                                                       Class I M-1       1.00000000
                                                                                       Class I B-1       1.00000000
                                                                                       Class I B-2       1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                      Class I A-5     Class I M-1     Class I B-1      Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                      62,398.10       52,601.54       56,347.92        98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                      ------------    ------------    ------------    -------------
 Total Principal Distribution                                                 0.00            0.00            0.00             0.00

 (c)   Interest Distribution                                             62,398.10       52,601.54       56,347.92        98,605.00
       Unpaid Interest Shortfall                                              0.00            0.00            0.00             0.00
                                                                      ------------    ------------    ------------    -------------
 Total Interest Distribution                                             62,398.10       52,601.54       56,347.92        98,605.00

 (d)   Beginning Class I A and Class I B Principal Balance            9,137,000.00    7,310,000.00    7,310,000.00    12,792,000.00
       Less: Principal Distribution                                           0.00            0.00            0.00             0.00
                                                                      ------------    ------------    ------------    -------------
       Remaining Class A and Class B Principal Balance                9,137,000.00    7,310,000.00    7,310,000.00    12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                       Original Balance        Rate
       Section 8.06 Reimbursement Amount                             54,000,000.00        6.0713%        5.94125%     Libor
       Section 6.02 Reimbursement Amount                             33,000,000.00        7.5800%           0.13%     Spread
       Reimburseable Fees                                            32,000,000.00        7.8200%
                                                                     27,189,000.00        7.9550%
 Total Fees Due Servicer                                              9,137,000.00        8.1950%
                                                                      7,310,000.00        8.6350%
                                                                      7,310,000.00        9.2500%
                                                                     12,792,000.00        9.2500%

Information for Clauses (a) through (s), Section 7.01 - GROUP I

 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution                                      1,544,680.35
 (c)   Interest Distribution                                       1,141,464.85
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                          When
 (d)   Beginning Class I A and Class I B Principal Balance                                    179,720,924.57
       Less: Principal Distribution                                1,482,158.14             is less than
                                                                                              182,738,000.00
       Remaining Class A and Class B Principal Balance                                                  0.10
                                                                                               18,273,800.00
 (e)   Fees Due Servicer                                                                   We can prepay
       Monthly Servicing Fee                                                         Rate
       Section 8.06 Reimbursement Amount                             Class A-1      6.071%     52,465,082.71     3,185,286
       Section 6.02 Reimbursement Amount                             Class A-2      7.580%     33,000,000.00     2,501,400
       Reimburseable Fees                                            Class A-3      7.820%     32,000,000.00     2,502,400
                                                                     Class A-4      7.955%     27,189,000.00     2,162,885
 Total Fees Due Servicer                                             Class A-5      8.195%      9,137,000.00       748,777
                                                                     Class A-6      8.635%      7,310,000.00       631,219
                                                                     Class B-1      9.250%      7,310,000.00       676,175
                                                                     Class B-2      9.250%     12,792,000.00     1,183,260

                                                                                              181,203,082.71    13,591,402   7.50%

Bank of New York                              Determination Date:      04-Apr-00
Manufactured Housing Contracts                Remittance Date:         07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                     For the Period Ended:    25-Mar-00
                                              Lock-Out Date:              Mar-04

                                                                                Unpaid
                                                           No. of              Principal
 (f)   Delinquency                                       Contracts              Balance

        31-59 Days Delinquent                               227                7,497,717
        60-89 Days Delinquent                                54                1,605,238
        90+ Days Delinquent                                  24                  780,764

       3-Month Avg Thirty-Day Delinquency Ratio  2.92%
       3-Month Avg Sixty-Day Delinquency Ratio   0.90%

 (g)   Section 3.05 Repurchases                                                     0.00

 (i)   Class R Distribution Amount                                                  0.00
       Reposession Profits                                                          0.00

 (j)   Principal Balance of Contracts in Repossession                         184,113.59

 (k)   Aggregate Net Liquidation Losses                                             0.00

 (l)   (x) Class B-2 Formula Distribution Amount                               98,605.00
       (y) Remaining Amount Available                                         501,820.50
                                                                           -------------
       Amount of (x) over (y)                                                       0.00

 (m)   Class B-2 Liquidation Loss Amount                                            0.00

 (n)   Guarantee Payment                                                            0.00

 (o)   Unadvanced Shortfalls                                                        0.00

                                                                      No.       $

 (p)   Units repossessed                                                8     185,472.79

 (q)   Principal Prepayments paid                                           1,139,672.88

 (r)   Scheduled Principal Payments                                           342,485.26

 (s)   Weighted Average Interest Rate                                              10.98%

Bank of New York                              Determination Date:      04-Apr-00
Manufactured Housing Contracts                Remittance Date:         07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                     For the Period Ended:    25-Mar-00
                                              Lock-Out Date:              Mar-04

                      Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt              2,767,212.06
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st          367,252.11
(ii)  Monthly Advance made                                                          0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                           8,908.61
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                       886.90
(v)   Principal due Holders                                                         0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                99,783.93
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                          11,637.26
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                        0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                          0.00
   (iii) Monthly Servicing Fee                                                      0.00
   (iv)  Reimburseable Liquidation Expenses                                     6,000.00
   (v)   Section 6.04(c) reimbursement                                              0.00
   (vi)  Section 8.06 reimbursement                                                 0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                      0.00

Total Due Servicer                                                              6,000.00

Available Distrubution Amount-Vanderbilt                                    2,670,336.74
Available Distrubution Amount-SubServicer-21st                                356,501.75
To Class A and B                                                            2,623,622.99

Monthly Excess Cashflow                                                       403,215.50

Weighted Average Remaining Term (months)                                          223.00

       Scheduled Balance Computation

       Prior Month Balance                                                181,203,082.71

       Current Balance                                     179,771,065.49
                Adv Principal                                   23,702.09
                Del Principal                                   73,843.01
       Pool Scheduled Balance                                             179,720,924.57

       Principal Payments in Full                            1,020,935.80
       Partial Prepayments                                     118,737.08

       Scheduled Principal                                     342,485.26

       Collateral Balance                                                 179,771,065.49

Bank of New York                           Determination Date:        04-Apr-00
Manufactured Housing Contracts             Remittance Date:           07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Mar-00
                                           Lock-Out Date:                Mar-04

Information for Clauses (v) through (ap), Section 7.01 - GROUP II
                                                                    Class II A-1    Class II B-1    Class II B-2      Class II B-3
  (v)   Class II A and Class II B Distribution Amounts               2,085,067.87      50,157.28      33,701.10          42,909.71

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due                                    105,428.53
        (b) Partial Prepayments Received                                37,148.54
        (c) Principal Payments in Full (Scheduled Balance)           1,087,245.46
        (d) Liquidated Contract Scheduled Balance                            0.00
        (e) Section 3.05 Purchase Scheduled Balance                          0.00
        (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
        (g) Accelerated Principal Payment                              496,131.02
                                                                    -------------   ------------   ------------       ------------
 Total Principal Distribution                                        1,725,953.55           0.00           0.00               0.00

  (x)   Interest Distribution                                          359,114.32      50,157.28      33,701.10          42,909.71
        Unpaid Interest Shortfall                                            0.00           0.00           0.00               0.00
                                                                    -------------   ------------   ------------       ------------
 Total Interest Distribution                                           359,114.32      50,157.28      33,701.10          42,909.71

  (y)   Beginning Class I A and Class I B Principal Balance         66,819,305.02   9,071,000.00   4,867,000.00       5,974,000.00
        Less: Principal Distribution                                 1,725,953.55           0.00           0.00               0.00
                                                                    -------------   ------------   ------------       ------------
        Remaining Class A and Class B Principal Balance             65,093,351.47   9,071,000.00   4,867,000.00       5,974,000.00

  (z)   Fees Due Servicer
        Monthly Servicing Fee                                                0.00      (ac)         Pool Factor    Original Balance
        Section 8.06 Reimbursement Amount                                    0.00   Class II A-1     0.94920092      68,577,000.00
        Section 6.02 Reimbursement Amount                                2,000.00   Class II B-1     1.00000000       9,071,000.00
        Reimburseable Fees                                                   0.00   Class II B-2     1.00000000       4,867,000.00
                                                                    -------------   Class II B-3     1.00000000       5,974,000.00
 Total Fees Due Servicer                                                 2,000.00

Information for Clauses (v) through (ap), Section 7.01 - GROUP I
  (v)   Class II A and Class II B Distribution Amounts

  (w)   Formula Principal Distribution Amount
        (a) Scheduled Principal Due
        (b) Partial Prepayments Received
        (c) Principal Payments in Full (Scheduled Balance)
        (d) Liquidated Contract Scheduled Balance
        (e) Section 3.05 Purchase Scheduled Balance
        (f) Previously Undistributed Shortfalls in (a) through (e)
        (g) Accelerated Principal Payment
                                                                                                   ----
 Total Principal Distribution

  (x)   Interest Distribution                                          485,882.41
        Unpaid Interest Shortfall
                                                                                              ----
 Total Interest Distribution                                                      When
                                                                                     85,005,351.47
  (y)   Beginning Class I A and Class I B Principal Balance                       is less than
        Less: Principal Distribution                                 1,725,953.55    88,489,000.00
                                                                                           X
        Remaining Class A and Class B Principal Balance                                       0.10
                                                                                      8,848,900.00
  (z)   Fees Due Servicer                                                         We can prepaid
        Monthly Servicing Fee                                   Rate      Libor             Spread
        Section 8.06 Reimbursement Amount                     6.2413%    5.94125%            0.30%   66,819,305   4,170,360
        Section 6.02 Reimbursement Amount                     6.4213%                        0.48%    9,071,000     582,472
        Reimburseable Fees                                    8.0413%                        2.10%    4,867,000     391,368
                                                              8.3413%                        2.40%    5,974,000     498,306
                                                                                                    ------------------------
 Total Fees Due Servicer                                                                             86,731,305   5,642,505   6.51%

Bank of New York                           Determination Date:        04-Apr-00
Manufactured Housing Contracts             Remittance Date:           07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Mar-00
                                           Lock-Out Date:                Mar-04

                                                                                                 Unpaid
                                                                        No. of                  Principal
 (aa)   Delinquency                                                    Contracts                 Balance

             31-59 Days Delinquent                                        20                       982,222
             60-89 Days Delinquent                                         4                       202,491
              90+ Days Delinquent                                          0                             0

        3-Month Avg Thirty-Day Delinquency Ratio                0.64%
        3-Month Avg Sixty-Day Delinquency Ratio                 0.09%

 (ab)   Section 3.05 Repurchases                                                                      0.00

 (ad)   Class R Distribution Amount                                                                   0.00
        Reposession Profits                                                                           0.00

 (ae)   Principal Balance of Contracts in Repossession                                                0.00

 (af)   Aggregate Net Liquidation Losses                                                              0.00

 (ag)   (x) Class B-3 Formula Distribution Amount                                                42,909.71
        (y) Remaining Amount Available                                                           92,915.52
                                                                                              ------------
        Amount of (x) over (y)                                                                        0.00

 (ah)   Class B-2 Liquidation Loss Amount                                                             0.00

 (ai)   Guarantee Payment                                                                             0.00

 (aj)   Unadvanced Shortfalls                                                                         0.00
                                                                                    No.         $
 (ak)   Units repossessed                                                             0               0.00

 (al)   Principal Prepayments paid                                                            1,124,394.00

 (am)   Scheduled Principal Payments                                                            105,428.53

 (an)   Weighted Average Interest Rate                                                               10.07%

Bank of New York                           Determination Date:        04-Apr-00
Manufactured Housing Contracts             Remittance Date:           07-Apr-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:      25-Mar-00
                                           Lock-Out Date:                Mar-04

                       Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                 1,830,518.57
(ii) Monthly Advance made                                                                             0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                              7,173.57
(v) Principal due Holders                                                                             0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                  27,071.68
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                          0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                            0.00
   (iii) Monthly Servicing Fee                                                                        0.00
   (iv)  Reimburseable Liquidation Expenses                                                       2,000.00
   (v)   Section 6.04(c) reimbursement                                                                0.00
   (vi)  Section 8.06 reimbursement                                                                   0.00
   (vii) Amounts not required to be deposited-SubServicer                                             0.00

Total Due Servicer                                                                                2,000.00

Available Distrubution Amount                                                                 1,808,620.46
To Class A and B - Scheduled Principal and Interest                                           1,715,704.94

Monthly Excess Cashflow Class II                                                                 92,915.52
Monthly Excess Cashflow Class I                                                                 403,215.50

Accelerated Principal Payment                                                                   496,131.02

Weighted Average Remaining Term (months)                                                            261.00

        Scheduled Balance Computation

        Prior Month Balance                                                                  87,628,628.88

        Current Balance                                                   86,408,757.05
                           Adv Principal                                       3,685.48
                           Del Principal                                      13,636.18
        Pool Scheduled Balance                                                               86,398,806.35

        Principal Payments in Full                                         1,087,245.46
        Partial Prepayments                                                   37,148.54

        Scheduled Principal                                                  105,428.53

        Collateral Balance                                                                   86,408,757.05

        Overcollateralization Amount                                                             1,393,455
        Required Overcollateralization Amount                                                    3,097,139